                                                                    EXHIBIT 99.5

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

                      IN RE FLEMING COMPANIES, INC. ET AL.
            CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
                       REPORTING PERIOD: 7/13/03 - 8/9/03

                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 45 days after end of the period

Submit copy of report to any official committee appointed in the case.

                                                                                        DOCUMENT           EXPLANATION
REQUIRED DOCUMENTS                                                      FORM NO.        ATTACHED            ATTACHED
Schedule of Cash Receipts and Disbursements                             MOR - 1            -                     -

    Weekly Receipts & Disbursements                                        A               X

    Cash Disbursements by Petitioning Entity                               B               X

    Bank Account Information                                               C               X

Statement of Operations                                                 MOR - 2            X

Balance Sheet                                                           MOR - 3            X

Status of Postpetition Taxes                                            MOR - 4            X

    Copies of IRS Form 6123 or payment receipt
     (See Tax Affidavit)                                                    -                                    X

    Copies of tax returns filed during reporting period
     (See Tax Affidavit)                                                    -                                    X

Summary of Unpaid Postpetition Debts                                    MOR - 4            X

Summary Accounts Receivable Aging                                       MOR - 5            X

Debtor Questionnaire                                                    MOR - 5            X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Rebecca A. Roof                              Interim Chief Financial Officer
---------------------------------                -------------------------------
Signature of Responsible Party                   Title

Rebecca A. Roof                                  9/23/2003
---------------------------------                -------------------------------
Printed name of Responsible Party                Date

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03

NOTES TO THE MONTHLY OPERATING REPORT

GENERAL

The report includes activity from the following Debtors and related Case Numbers [1] [2] [3] [4] [5] [6] [7] [8] [9] [10]:

                          DEBTOR                                           CASE NUMBER
                          ------                                           -----------
INCLUDED IN FLEMING SECTION OF THE MOR AS APPLICABLE:
Fleming Companies, Inc.                                                      03-10945
ABCO Food Group, Inc.                                                        03-10946
ABCO Markets, Inc.                                                           03-10947
ABCO Realty Corp.                                                            03-10948
Favar Concepts, Ltd.                                                         03-10953
Fleming Foods Management Co., L.L.C.                                         03-10954
Fleming Foods of Texas, L.P.                                                 03-10955
Fleming International, Ltd.                                                  03-10956
Fleming Transportation Service, Inc.                                         03-10957
Fleming Supermarkets of Florida, Inc.                                        03-10958
Food 4 Less Beverage Company, Inc.                                           03-10959
FuelServ, Inc.                                                               03-10960
Piggly Wiggly Company                                                        03-10965
Progressive Realty, Inc.                                                     03-10966
Rainbow Food Group, Inc.                                                     03-10967
Retail Investments, Inc.                                                     03-10968
Retail Supermarkets, Inc.                                                    03-10970
RFS Marketing Services, Inc.                                                 03-10971
Richmar Foods, Inc.                                                          03-10972
Dunigan Fuels, Inc.                                                          03-10973

INCLUDED IN CORE-MARK SECTION OF THE MOR AS APPLICABLE [11]:
Core-Mark International, Inc.                                                03-10944
ASI Office Automation, Inc.                                                  03-10949
Core-Mark Mid-Continent, Inc.                                                03-10950
Core-Mark Interrelated Companies, Inc.                                       03-10951
C/M Products, Inc.                                                           03-10952
General Acceptance Corporation                                               03-10961
Marquise Ventures Company, Inc.                                              03-10962
Head Distributing Company                                                    03-10963
Minter Weisman Co.                                                           03-10964

NOTES:

[1] All information contained within this Monthly Operating Report is subject to change upon further reconciliation.

[2] "the Company" refers to Fleming Companies, Inc. and its related subsidiaries.

[3] Within this Monthly Operating Report Core-Mark's Eastern Divisions or "Fleming 7" refers to Head Distributing Company, Minter-Weisman, and the Marshfield, Chicago, Altoona and Leitchfield divisions included within Fleming Companies, Inc.

[4]      Period 3 refers to February 23, 2003 through March 22, 2003.

[5]      Period 4 refers to March 23, 2003 through April 19, 2003.

[6]      Period 5 refers to April 20, 2003 through May 17, 2003.

[7]      Period 6 refers to May 18, 2003 through June 14, 2003.

[8]      Period 7 refers to June 15 through July 12, 2003.

[9]      Period 8 refers to July 13 through August 9, 2003.

[10] The Monthly Operating Report excludes financial activity related to non-Debtor entities (i.e., Cerespan.com and Choteau Development Company, LLC).

[11] Core-Mark entities are on a different reporting schedule with period 8 reflecting a Balance Sheet as of July 31, 2003. The Statement of Operations has been estimated through August 9, 2003 to be consistent with Fleming.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
WEEKLY RECEIPTS AND DISBURSEMENTS [1]
(DOLLARS IN 000'S)

                                                                                                          CURRENT      CUMULATIVE
                                                   WEEK 1        WEEK 2        WEEK 3     WEEK 4 [2]    PERIOD TOTAL  FILING TO DATE
                                                ------------------------------------------------------------------------------------
CASH RECEIPTS:
  Fleming Receipts                              $    74,603   $    61,067   $    52,174       N/A       $   187,844   $   1,896,868
  Core-Mark Receipts [3]                             85,825        78,987        62,907       N/A           227,720       1,536,393
  Asset / Excess Inventory Sales & Other [4]         12,298         2,223         5,906       N/A            20,428         246,357

-----------------------------------------------------------------------------------------------------------------------------------
ACTUAL RECEIPTS                                 $   172,726   $   142,277   $   120,988   $     -       $   435,991   $   3,679,617
-----------------------------------------------------------------------------------------------------------------------------------

CASH DISBURSEMENTS FROM OPERATIONS:
  Material Purchases - Fleming                  $   (48,269)  $   (46,178)  $   (36,414)      N/A       $  (130,861)  $  (1,504,556)
  Material Purchases - Core-Mark                    (61,933)      (56,662)      (40,617)      N/A          (159,212)     (1,203,156)
  Tax Disbursements - Cigarettes                    (12,088)      (10,343)      (11,858)      N/A           (34,289)       (203,686)
  Tax Disbursements - Other                            (778)         (193)          (77)      N/A            (1,048)         (6,884)
  Employee & Payroll                                (10,387)       (7,753)       (5,638)      N/A           (23,777)       (229,538)
  Lease & Recurring Costs                            (1,593)       (1,094)       (1,801)      N/A            (4,488)        (67,911)
  Other Operating Costs                              (9,506)       (7,767)       (4,354)      N/A           (21,627)       (175,402)

-----------------------------------------------------------------------------------------------------------------------------------
ACTUAL CASH DISBURSEMENTS FROM OPERATIONS       $  (144,554)  $  (129,989)  $  (100,759)  $     -       $  (375,302)  $  (3,391,133)
-----------------------------------------------------------------------------------------------------------------------------------

CASH DISBURSEMENTS FROM NON-OPERATIONS:
  DSD/Critical Vendor/PACA Payments [5]         $         -   $         -   $         -       N/A       $         -   $     (77,492)
  Capita] Expenditures                                    -             -             -       N/A                 -          (2,216)
  Restructuring & Professional Fees                  (1,729)       (1,096)       (1,576)      N/A            (4,401)        (12,395)
  Interest & Financing                                    -            (1)       (1,800)      N/A            (1,800)        (70,352)
  Other Non-Operating Costs                               -             -             -       N/A                 -               -

-----------------------------------------------------------------------------------------------------------------------------------
ACTUAL CASH DISBURSEMENTS FROM NON-OPERATIONS   $    (1,729)  $    (1,097)  $    (3,376)  $     -       $    (6,201)  $    (162,455)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ACTUAL DISBURSEMENTS                      $  (146,284)  $  (131,086)  $  (104,134)  $     -       $  (381,504)  $  (3,553,588)
-----------------------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT PERIOD COLUMN)

TOTAL DISBURSEMENTS                                                                         (381,504)
  LESS: Transfers to Debtor in Possession Accounts                                                 -
  PLUS: Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)                   -
                                                                                          ----------

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                           $ (381,504)
                                                                                          ----------

NOTES

[1] Weekly Receipts and Disbursements include Core-Mark's and Fleming's July 13 through July 31 receipts and disbursements.

[2] Per agreement with the U.S. Trustee, cash receipts and disbursements related to July 13 through July 31 were only included. Therefore, Week 4 was excluded as the cash receipts and disbursements related to August 2003.

[3] Core-Mark Receipts Cumulative Filing to Date balance has been reduced by approximately $1.8 million as a result of Canadian payments that were made in period 6 but not recorded as a disbursement in the period 6 Monthly Operating Report.

[4] In prior Monthly Operating Reports the Asset / Excess Inventory Sales Receipts and Other Receipts were shown separately. This Monthly Operating Reports combines the two.

[5] The period 8 Monthly Operating report (including the period 4 through 7 Monthly Operating Reports previously filed) includes within the DSD/Critical Vendor/PACA Payments, among others, DSD and PACA disbursements made to segregated escrow accounts for future disbursement. The DSD and PACA escrow disbursements do not represent actual DSD and PACA settlement disbursements made during the period, only those funds set aside in escrow.

                                                                   FORM MOR - 1A

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
CASH DISBURSEMENTS BY PETITIONING ENTITY [1]
(DOLLARS IN 000'S)

                                                                                      CUMULATIVE FILING TO
PETITIONING ENTITIES                           CASE NUMBER   CURRENT PERIOD TOTAL             DATE
--------------------                           -----------   --------------------     --------------------
Core-Mark International, Inc.                   03-10944     $           (174,293)    $         (1,094,467)
Fleming Companies, Inc.                         03-10945                 (133,865)              (1,730,183)
ABCO Food Group, Inc.                           03-10946                        -                        -
ABCO Markets, Inc.                              03-10947                        -                        -
ABCO Realty Corp.                               03-10948                        -                        -
ASI Office Automation, Inc.                     03-10949                        -                        -
Core-Mark Mid-Continent, Inc.                   03-10950                  (30,500)                (217,391)
Core-Mark Interrelated Companies, Inc.          03-10951                   (5,508)                 (35,904)
C/M Products, Inc.                              03-10952                        -                        -
Favar Concepts, Ltd.                            03-10953                        -                     (667)
Fleming Foods Management Co., L.L.C.            03-10954                        -                        -
Fleming Foods of Texas, L.P.                    03-10955                   (6,382)                (106,867)
Fleming International, Ltd.                     03-10956                     (206)                  (1,379)
Fleming Transportation Service, Inc.            03-10957                      (28)                     (46)
Fleming Supermarkets of Florida, Inc.           03-10958                        -                        -
Food 4 Less Beverage Company, Inc.              03-10959                        -                        -
Fuelserv, Inc.                                  03-10960                        -                        -
General Acceptance Corporation                  03-10961                        -                        -
Marquise Ventures Company, Inc.                 03-10962                        -                        -
Head Distributing Company                       03-10963                   (5,663)                 (33,282)
Minter Weisman Co.                              03-10964                  (15,994)                 (84,989)
Piggly Wiggly Company                           03-10965                     (145)                    (537)
Progressive Realty, Inc.                        03-10966                        -                       (4)
Rainbow Food Group, Inc.                        03-10967                     (190)                 (31,709)
Retail Investments, Inc.                        03-10968                   (9,347)                (145,010)
Retail Supermarkets, Inc.                       03-10970                        -                        -
RFS Marketing Services, Inc.                    03-10971                        -                        -
Richmar Foods, Inc.                             03-10972                      618                  (70,742)
Dunigan Fuels, Inc.                             03-10973                        -                     (412)
                                                             --------------------     --------------------

TOTAL ACTUAL DISBURSEMENTS [2] [3]                           $           (381,504)    $         (3,553,588)
                                                             --------------------     --------------------

NOTES

[1] Employee and Payroll disbursements, per the Weekly Receipts and Disbursements schedule, were not available on an entity by entity basis. As a result, the total Core-Mark and Fleming Employee and Payroll disbursements for 7/13/03 - 7/31/03 (approximately $11.8 million for Fleming and approximately $10.0 million for Core-Mark) were allocated to the related Fleming and Core-Mark entities based on the % of each entities total sales to total Fleming Sales/Core-Mark sales. In particular, Core-Mark's disbursements were allocated to the 9 entities (Head Distributing and Minter Weisman are not included in Fleming's payroll total as of Period 7) and Fleming's disbursements to the 20 Fleming entities.

[2] Total cash disbursements provided by both Core-Mark and Fleming during the period did not agree to Total Actual Disbursements on the Weekly Receipts and Disbursement schedule. Therefore, the difference was allocated between the Core-Mark and Fleming entities based on each entities % of total cash disbursements prior to allocation.

[3] Total Actual Disbursements contain Core-Mark's and Fleming's disbursements for 7/13/03 - 7/31/03 for the Current Period and for 4/1/03 - 7/31/03 for the Cumulative Filing to Date.

                                                                   FORM MOR - 1B

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   7/13/03 - 8/9/03
BANK ACCOUNT INFORMATION

                                                    ACCOUNT
 PETITIONING ENTITIES               BANK             NUMBER                  TYPE
------------------------------------------------------------------------------------------
Fleming Companies, Inc.     Bank of America        1257001012      Depository
Fleming Companies, Inc.     Bank of America        1257401015      Depository
Fleming Companies, Inc.     Bank of America        1257601014      Depository
Fleming Companies, Inc.     Bank of America        1376034850      Depository
Fleming Companies, Inc.     Bank of America        1595458455      Depository
Fleming Companies, Inc.     Bank of America        3750955004      Depository
Fleming Companies, Inc.     Bank of America        3751022745      Depository
Fleming Companies, Inc.     Bank of America        3751278599      Depository
Fleming Companies, Inc.     Bank of America        3751279446      Depository
Fleming Companies, Inc.     Bank of America        3751281308      Depository
Fleming Companies, Inc.     Bank of America        3751301107      Depository
Fleming Companies, Inc.     Bank of America        3751372819      Depository
Fleming Companies, Inc.     Bank of America        3751508777      Depository
Fleming Companies, Inc.     Bank of America        3751525640      Depository
Fleming Companies, Inc.     Bank of America        3751525666      Depository
Fleming Companies, Inc.     Bank of America        3751572091      Depository
Fleming Companies, Inc.     Bank of America        3751589327      Depository
Fleming Companies, Inc.     Bank of America        3751847056      Depository
Fleming Companies, Inc.     Bank of America        3751889438      Depository
Fleming Companies, Inc.     Bank of America        3751917397      Depository
Fleming Companies, Inc.     Bank of America        8188007359      Depository
Fleming Companies, Inc.     Bank of America        8188812687      Depository
Fleming Companies, Inc.     Bank One                 10148350      Disbursement
Fleming Companies, Inc.     Bank One                 10218510      Depository
Fleming Companies, Inc.     Bank One                622743383      Depository
Fleming Companies, Inc.     First Hawaiian Bank      53015409      Depository
Fleming Companies, Inc.     JP Morgan              6300030353      Disbursement
Fleming Companies, Inc.     JP Morgan              6300035972      Disbursement
Fleming Companies, Inc.     JP Morgan              6300036129      Disbursement
Fleming Companies, Inc.     JP Morgan              6300036160      Disbursement
Fleming Companies, Inc.     JP Morgan              6300062117      Disbursement
Fleming Companies, Inc.     JP Morgan              6300064998      Disbursement
Fleming Companies, Inc.     JP Morgan              6300065052      Disbursement
Fleming Companies, Inc.     IP Morgan              6300065086      Disbursement
Fleming Companies, Inc.     JP Morgan              8805174594      Disbursement
Fleming Companies, Inc.     JP Morgan              8805175195      Depository
Fleming Companies, Inc.     JP Morgan              8805175609      Depository
Fleming Companies, Inc.     JP Morgan              8805222781      Depository
Fleming Companies, Inc.     JP Morgan              8805223029      Disbursement
Fleming Companies, Inc.     JP Morgan              8806170047      Disbursement
Fleming Companies, Inc.     JP Morgan              8806212427      Depository
Fleming Companies, Inc.     JP Morgan              8806212435      Depository
Fleming Companies, Inc.     JP Morgan              8806212468      Depository
Fleming Companies, Inc.     JP Morgan              8806212583      Depository
Fleming Companies, Inc.     JP Morgan              8806212591      Depository
Fleming Companies, Inc.     JP Morgan              8806231716      Depository
Fleming Companies, Inc.     JP Morgan              8806231732      Depository
Fleming Companies, Inc.     JP Morgan              8806232185      Depository
Fleming Companies, Inc.     JP Morgan              8806232193      Depository
Fleming Companies, Inc.     JP Morgan              8806232201      Depository
Fleming Companies, Inc.     JP Morgan              8806232219      Depository
Fleming Companies, Inc.     JP Morgan              8806232227      Depository
Fleming Companies, Inc.     JP Morgan              8806232805      Depository
Fleming Companies, Inc.     JP Morgan              8806247712      Depository
Fleming Companies, Inc.     JP Morgan              8806257778      Depository
Fleming Companies, Inc.     JP Morgan              8806258271      Depository/Disbursement
Fleming Companies, Inc.     JP Morgan              8806258339      Depository
Fleming Companies, Inc.     JP Morgan              8806289524      Depository
Fleming Companies, Inc.     JP Morgan              8806290175      Depository
Fleming Companies, Inc.     JP Morgan              8806319784      Depository
Fleming Companies, Inc.     JP Morgan              8806322283      Depository/Disbursement
Fleming Companies, Inc.     JP Morgan              8806322309      Depository
Fleming Companies, Inc.     JP Morgan              8806362925      Disbursement
Fleming Companies, Inc.     JP Morgan              8806362933      Disbursement
Fleming Companies, Inc.     JP Morgan              8806362958      Depository/Disbursement
Fleming Companies, Inc.     JP Morgan              8806363428      Depository
Fleming Companies, Inc.     JP Morgan              8806370886      Disbursement

                                                                   FORM MOR - IC

                                                              ACCOUNT
    PETITIONING ENTITIES                  BANK                 NUMBER               TYPE
--------------------------------------------------------------------------------------------------
Fleming Companies, Inc.         M&I                             12263119   Depository
Fleming Companies, Inc.         M&I                             13004134   Depository
Fleming Companies, Inc.         M&I                             14133911   Depository
Fleming Companies, Inc.         M&I                             18241234   Depository
Fleming Companies, Inc.         Manufacturers Trust             12001749   Depository
Fleming Companies, Inc.         Waukesha                         2726887   Disbursement
Fleming Companies, Inc.         Waukesha                        10428672   Depository
Fleming Companies, Inc.         Waukesha                        10478473   Depository
Fleming Companies, Inc.         Wells Fargo                   6355025116   Depository
Fleming Companies, Inc.         Wells Fargo                   6355045387   Depository
Core-Mark International, Inc    Adel Banking Co                 15797201   Disbursement
Core-Mark International, Inc    Bank Of Montreal           0004-1664-436   Disbursement
Core-Mark International, Inc    Bank Of Montreal              7600000313   Depository/Disbursement
Core-Mark International, Inc    Bank Of Montreal              7601102397   Disbursement
Core-Mark International, Inc    Bank Of Montreal              7601154963   Disbursement
Core-Mark International, Inc    Bank Of Montreal              7604601086   FX Swap Funding Acct
Core-Mark International, Inc    Bank Of Montreal            127881013601   Disbursement
Core-Mark International, Inc    Bank Of Montreal              5691032070   Disbursement
Core-Mark International, Inc    Bank One                         1113117   Depository
Core-Mark International, Inc    JP Morgan                      323252028   Depository
Core-Mark International, Inc    JP Morgan                     8806322317   Depository
Core-Mark International, Inc    JP Morgan Chase                601809668   Disbursement
Core-Mark International, Inc    JP Morgan Chase               9102775419   Disbursement
Core-Mark International, Inc    JP Morgan Chase               9102775427   Disbursement
Core-Mark International, Inc    JP Morgan Chase               9102775435   Disbursement
Core-Mark International, Inc    JP Morgan Chase               9102775443   Disbursement
Core-Mark International, Inc    Scotia Bank                 112390010715   Depository
Core-Mark International, Inc    Scotia Bank                4052700104313   Depository
Core-Mark International, Inc    Scotia Bank                 714800001414   Depository
Core-Mark International, Inc    Scotia Bank                 714800000914   Depository
Core-Mark International, Inc    Scotia Bank                 714800011312   Depository
Core-Mark International, Inc    Washington Trust Bank         1001823194   Depository
Core-Mark International, Inc    Wells Fargo                   4091220731   Depository
Core-Mark International, Inc    Wells Fargo                   4128523081   Depository
Core-Mark International, Inc    Wells Fargo                   4159287788   Depository
Core-Mark International, Inc    Wells Fargo                   4159555366   Depository
Core-Mark International, Inc    Wells Fargo                   4159688902   Depository
Core-Mark International, Inc    Wells Fargo                   4311848436   Depository
Core-Mark International, Inc    Wells Fargo                   4311848584   Disbursement
Core-Mark International, Inc    Wells Fargo                   4496851460   Depository
Core-Mark International, Inc    Wells Fargo                   4518099999   Depository
Core-Mark International, Inc    Wells Fargo                   4518100110   Depository
Core-Mark International, Inc    Wells Fargo                   4518100177   Depository
Core-Mark International, Inc    Wells Fargo                   4518100235   Depository
Core-Mark International, Inc    Wells Fargo                   4518110564   Disbursement
Core-Mark International, Inc    Wells Fargo                   4758355309   Depository
Core-Mark International, Inc    Wells Fargo                   4759613938   Disbursement
Core-Mark International, Inc    Wells Fargo                   4801900069   Depository
Core-Mark International, Inc    Wells Fargo                   4801908815   Depository
Core-Mark International, Inc    Wells Fargo / Wachovia         540459849   Disbursement
Core-Mark International, Inc    Wilson & Muir                    7516436   Depository
Head Distributing Co.           Bank Of America               3752010688   Depository
Head Distributing Co.           Suntrust                      8801337430   Depository
Head Distributing Co.           Union Planters Bank           3500594164   Depository
Minter Weisman                  Bank of America               3299781296   Disbursement
Plymouth (minter weisman)       US Bank                     160234449926   Depository
Retail Investment, Inc.         JP Morgan                      860900985   Depository/Disbursement

                                                                   FORM MOR - IC

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   7/13/03 - 8/9/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                               JULY 13, 2003 -
FLEMING COMPANIES, INC. & SUBSIDIARIES [2]     AUGUST 9, 2003
--------------------------------------------------------------
NET SALES                                      $       370,033
COSTS AND EXPENSES: [3]
  Cost of sales                                       (354,927)
  Selling and administrative                           (11,841)
  Reorganization items, net                                (95)
  Interest expense                                        (231)
  Interest income and other                                129
  Impairment/restructuring charges                      (1,496)
  Litigation charges                                         -
--------------------------------------------------------------
    TOTAL COSTS AND EXPENSES                          (368,461)
--------------------------------------------------------------

  Income/(Loss) before income taxes                      1,572
  Taxes on income/(loss)                                     -
--------------------------------------------------------------
  INCOME/(LOSS) FROM CONTINUING OPERATIONS               1,572
--------------------------------------------------------------
DISCONTINUED OPERATIONS: [4]
  Income/(Loss) before income taxes                    (39,343)
  Taxes on income/(loss)                                     -
--------------------------------------------------------------
  INCOME/(LOSS) FROM DISCONTINUED OPERATIONS           (39,343)
--------------------------------------------------------------

--------------------------------------------------------------
NET INCOME/(LOSS)                              $       (37,771)
--------------------------------------------------------------

NOTES
[1] Results of certain legal entities have been approximated to the 28 days from July 13,2003 through August 9,2003. See additional detail explanation on each Statement of Operations.

[2] Excludes Abco Markets, Inc., Abco Realty, Corp., ASI Office Automation, Inc., C/M Products, Inc., Fleming Foods Management Co., L.L.C., Food 4 Less Beverage Company, Inc., FuelServ, Inc., General Acceptance Corporation, Marquise Ventures Company, Inc. and Retail Supermarkets, Inc. as these entities had no activity during the period. Further, the related entities Statement of Operations are excluded from the Monthly Operating Report. RFS Marketing Services, Inc.'s Statement of Operations was included as RFS Marketing Services, Inc.'s balance sheet was included in the Monthly Operating Report.

[3] Certain expenses are recorded each period using estimates, then reviewed and adjusted at the end of a quarter (i.e., self-insurance reserves, allowance for bad debts, etc.).

[4] Continuing Operations as of Period 8, 2003 includes only the convenience business (or Core-Mark, including the Fleming 7). All other businesses have been reclassified as Discontinued Operations as required by SFAS 146.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   7/13/03 - 8/9/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                               JULY 13, 2003 -
ABCO FOOD GROUP, INC.                          AUGUST 9, 2003
--------------------------------------------------------------
NET SALES                                      $             -
COSTS AND EXPENSES:
  Cost of sales                                              -
  Selling and administrative                                 -
  Reorganization items, net                                  -
  Interest expense                                           -
  Interest income and other                                  -
  Impairment/restructuring charges                           -
  Litigation charges                                         -
--------------------------------------------------------------
    TOTAL COSTS AND EXPENSES                                 -
--------------------------------------------------------------

  Income/(Loss) before income taxes                          -
  Taxes on income/(loss)                                     -
--------------------------------------------------------------
  INCOME/(LOSS) FROM CONTINUING OPERATIONS                   -
--------------------------------------------------------------
DISCONTINUED OPERATIONS:
  Income/(Loss) before income taxes                        (29)
  Taxes on income/(loss)                                     -
--------------------------------------------------------------
  INCOME/(LOSS) FROM DISCONTINUED OPERATIONS               (29)
--------------------------------------------------------------

--------------------------------------------------------------
NET INCOME/(LOSS)                              $           (29)
--------------------------------------------------------------

NOTES
[1] The period of results for this legal entity was for the 28 days ended August 9, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                               JULY 13, 2003 -
CORE-MARK INTERNATIONAL, INC.                  AUGUST 9, 2003
--------------------------------------------------------------
NET SALES                                      $       235,731
COSTS AND EXPENSES:
  Cost of sales                                       (227,105)
  Selling and administrative                            (5,280)
  Reorganization items, net                                (93)
  Interest expense                                         (22)
  Interest income and other                                121
  Impairment/restructuring charges                        (145)
  Litigation charges                                         -
--------------------------------------------------------------
    TOTAL COSTS AND EXPENSES                          (232,525)
--------------------------------------------------------------

  Income/(Loss) before income taxes                      3,206
  Taxes on income/(loss)                                     -
--------------------------------------------------------------
  INCOME/(LOSS) FROM CONTINUING OPERATIONS               3,206
--------------------------------------------------------------
DISCONTINUED OPERATIONS:
  Income/(Loss) before income taxes                          -
  Taxes on income/(loss)                                     -
--------------------------------------------------------------
  INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                 -
--------------------------------------------------------------

--------------------------------------------------------------
NET INCOME/(LOSS)                              $         3,206
--------------------------------------------------------------

NOTES
[1] The period of results for this legal entity was for the 31 days ended July 31, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended August 9, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                               JULY 13, 2003 -
CORE-MARK INTERRELATED COMPANIES, INC.         AUGUST 9, 2003
--------------------------------------------------------------
NET SALES                                      $         7,632
COSTS AND EXPENSES:
  Cost of sales                                         (7,322)
  Selling and administrative                              (100)
  Reorganization items, net                                  -
  Interest expense                                           -
  Interest income and other                                  -
  Impairment/restructuring charges                           -
  Litigation charges                                         -
--------------------------------------------------------------
    TOTAL COSTS AND EXPENSES                            (7,423)
--------------------------------------------------------------

  Income/(Loss) before income taxes                        210
  Taxes on income/(loss)                                     -
--------------------------------------------------------------
  INCOME/(LOSS) FROM CONTINUING OPERATIONS                 210
--------------------------------------------------------------
DISCONTINUED OPERATIONS:
  Income/(Loss) before income taxes                          -
  Taxes on income/(loss)                                     -
--------------------------------------------------------------
  INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                 -
--------------------------------------------------------------

--------------------------------------------------------------
NET INCOME/(LOSS)                              $           210
--------------------------------------------------------------

NOTES
[1] The period of results for this legal entity was for the 31 days ended July 31, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended August 9, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                               JULY 13, 2003 -
CORE-MARK MID-CONTINENT, INC.                  AUGUST 9, 2003
--------------------------------------------------------------
NET SALES                                      $        47,853
COSTS AND EXPENSES:
  Cost of sales                                        (46,307)
  Selling and administrative                              (621)
  Reorganization items, net                                  -
  Interest expense                                           -
  Interest income and other                                  5
  Impairment/restructuring charges                           -
  Litigation charges                                         -
--------------------------------------------------------------
    TOTAL COSTS AND EXPENSES                           (46,923)
--------------------------------------------------------------

  Income/(Loss) before income taxes                        930
  Taxes on income/(loss)                                     -
--------------------------------------------------------------
  INCOME/(LOSS) FROM CONTINUING OPERATIONS                 930
--------------------------------------------------------------
DISCONTINUED OPERATIONS:
  Income/(Loss) before income taxes                          -
  Taxes on income/(loss)                                     -
--------------------------------------------------------------
  INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                 -
--------------------------------------------------------------

--------------------------------------------------------------
NET INCOME/(LOSS)                              $           930
--------------------------------------------------------------

NOTES
[1] The period of results for this legal entity was for the 31 days ended July 31, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended August 9, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN  000'S)

                                                               JULY 13, 2003 -
DUNIGAN FUELS, INC.                                            AUGUST 9, 2003
------------------------------------------------------------------------------
NET SALES                                                      $            -
COSTS AND EXPENSES:
  Cost of sales                                                             -
  Selling and administrative                                                -
  Reorganization items, net                                                 -
  Interest expense                                                          -
  Interest income and other                                                 -
  Impairment/restructuring charges                                          -
  Litigation charges                                                        -
-----------------------------------------------------------------------------
       TOTAL COSTS AND EXPENSES                                             -
-----------------------------------------------------------------------------

  Income/(loss) before income taxes                                         -
  Taxes on income/(loss)                                                    -
-----------------------------------------------------------------------------
  INCOME/(LOSS) FROM CONTINUING OPERATIONS                                  -
-----------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
  Income/(Loss) before income taxes                                       579
  Taxes on income/(loss)                                                    -
-----------------------------------------------------------------------------
  INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                              579
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NET INCOME/(LOSS)                                              $          579
-----------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended
    August 9, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN  000'S)

                                                               JULY 13, 2003 -
FAVAR CONCEPTS, LTD                                            AUGUST 9, 2003
------------------------------------------------------------------------------
NET SALES                                                      $            -
COSTS AND EXPENSES:
   Cost of sales                                                            -
   Selling and administrative                                               -
   Reorganization items, net                                                -
   Interest expense                                                         -
   Interest income and other                                                -
   Impairment/restructuring charges                                         -
   Litigation charges                                                       -
-----------------------------------------------------------------------------
       TOTAL COSTS AND EXPENSES                                             -
-----------------------------------------------------------------------------

   Income/(Loss) before income taxes                                        -
   Taxes on income/(loss)                                                   -
-----------------------------------------------------------------------------
   INCOME/(LOSS) FROM CONTINUING OPERATIONS                                 -
-----------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   Income/(Loss) before income taxes                                      (46)
   Taxes on income/(loss)                                                   -
-----------------------------------------------------------------------------
   INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                             (46)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NET INCOME/(LOSS)                                              $          (46)
-----------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended August 9, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                               JULY 13, 2003 -
FLEMING COMPANIES, INC.                                        AUGUST 9, 2003
------------------------------------------------------------------------------
NET SALES                                                      $       38,947
COSTS AND EXPENSES:
   Cost of sales                                                      (37,224)
   Selling and administrative                                          (2,790)
   Reorganization items, net                                               (2)
   Interest expense                                                      (209)
   Interest income and other                                                -
   Impairment/restructuring charges                                    (1,351)
   Litigation charges                                                       -
-----------------------------------------------------------------------------
       TOTAL COSTS AND EXPENSES                                       (41,575)
-----------------------------------------------------------------------------

   Income/(Loss) before income taxes                                   (2,628)
   Taxes on income/(loss)                                                   -
-----------------------------------------------------------------------------
   INCOME/(LOSS) FROM CONTINUING OPERATIONS                            (2,628)
-----------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   Income/(Loss) before income taxes                                  (38,777)
   Taxes on income/(loss)                                                   -
-----------------------------------------------------------------------------
   INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                         (38,777)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NET INCOME/(LOSS)                                              $      (41,405)
-----------------------------------------------------------------------------

NOTES

[1] The period of results for the continuing operations of this legal entity (four convenience divisions) was for the 31 days ended July
      31, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended August 9, 2003. The period of results for the discontinued operations of this legal entity was for 28 days ended August 9, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   7/13/03 - 8/9/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                               JULY 13, 2003 -
FLEMING FOODS OF TEXAS, L.P.                                   AUGUST 9, 2003
------------------------------------------------------------------------------
NET SALES                                                      $            -
COSTS AND EXPENSES:
   Cost of sales                                                            -
   Selling and administrative                                               -
   Reorganization items, net                                                -
   Interest expense                                                         -
   Interest income and other                                                -
   Impairment/restructuring charges                                         -
   Litigation charges                                                       -
-----------------------------------------------------------------------------
       TOTAL COSTS AND EXPENSES                                             -
-----------------------------------------------------------------------------

   Income/(Loss) before income taxes                                        -
   Taxes on income/(loss)                                                   -
-----------------------------------------------------------------------------
   INCOME/(LOSS) FROM CONTINUING OPERATIONS                                 -
-----------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   Income/(Loss) before income taxes                                   (1,807)
   Taxes on income/(loss)                                                   -
-----------------------------------------------------------------------------
   INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                          (1,807)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NET INCOME/(LOSS)                                              $       (1,807)
-----------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended August 9, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                               JULY 13, 2003 -
FLEMING INTERNATIONAL, LTD                                     AUGUST 9, 2003
------------------------------------------------------------------------------
NET SALES                                                      $            -
COSTS AND EXPENSES:
   Cost of sales                                                            -
   Selling and administrative                                               -
   Reorganization items, net                                                -
   Interest expense                                                         -
   Interest income and other                                                -
   Impairment/restructuring charges                                         -
   Litigation charges                                                       -
-----------------------------------------------------------------------------
       TOTAL COSTS AND EXPENSES                                             -
-----------------------------------------------------------------------------

   Income/(Loss) before income  taxes                                       -
   Taxes on income/(loss)                                                   -
-----------------------------------------------------------------------------
   INCOME/(LOSS) FROM CONTINUING OPERATIONS                                 -
-----------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   Income/(Loss) before income taxes                                       25
   Taxes on income/(loss)                                                   -
-----------------------------------------------------------------------------
   INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                              25
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NET INCOME/(LOSS)                                              $           25
-----------------------------------------------------------------------------

 NOTES

[1] The period of results for this legal entity was for the 28 days ended August 9, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                               JULY 13, 2003 -
FLEMING SUPERMARKETS OF FLORIDA, INC.                          AUGUST 9, 2003
------------------------------------------------------------------------------
NET SALES                                                      $            -
COSTS AND EXPENSES:
   Cost of sales                                                            -
   Selling and administrative                                               -
   Reorganization items, net                                                -
   Interest expense                                                         -
   Interest income and other                                                -
   Impairment/restructuring charges                                         -
   Litigation charges                                                       -
-----------------------------------------------------------------------------
       TOTAL COSTS AND EXPENSES                                             -
-----------------------------------------------------------------------------

   Income/(Loss) before income taxes                                        -
   Taxes on income/(loss)                                                   -
-----------------------------------------------------------------------------
   INCOME/(LOSS) FROM CONTINUING OPERATIONS                                 -
-----------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   Income/(Loss) before income taxes                                       (3)
   Taxes on income/(Loss)                                                   -
-----------------------------------------------------------------------------
   INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                              (3)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NET INCOME/(LOSS)                                              $           (3)
-----------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended August 9, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                               JULY 13, 2003 -
FLEMING SUPERMARKETS OF FLORIDA, INC.                          AUGUST 9, 2003
------------------------------------------------------------------------------
NET SALES                                                      $            -
COSTS AND EXPENSES:
   Cost of sales                                                            -
   Selling and administrative                                               -
   Reorganization items, net                                                -
   Interest expense                                                         -
   Interest income and other                                                -
   Impairment/restructuring charges                                         -
   Litigation charges                                                       -
-----------------------------------------------------------------------------
       TOTAL COSTS AND EXPENSES                                             -
-----------------------------------------------------------------------------

   Income/(Loss) before income taxes                                        -
   Taxes on income/(loss)                                                   -
-----------------------------------------------------------------------------
   INCOME/(LOSS) FROM CONTINUING OPERATIONS                                 -
-----------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   Income/(Loss) before income taxes                                       (3)
   Taxes on income/(loss)                                                   -
-----------------------------------------------------------------------------
   INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                              (3)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NET INCOME/(LOSS)                                              $           (3)
-----------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended August 9, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                               JULY 13, 2003 -
FLEMING TRANSPORTATION SERVICES, INC.                          AUGUST 9, 2003
------------------------------------------------------------------------------
NET SALES                                                      $            -
COSTS AND EXPENSES:
   Cost of sales                                                            -
   Selling and administrative                                               -
   Reorganization items, net                                                -
   Interest expense                                                         -
   Interest income and other                                                -
   Impairment/restructuring charges                                         -
   Litigation charges                                                       -
-----------------------------------------------------------------------------
       TOTAL COSTS AND EXPENSES                                             -
-----------------------------------------------------------------------------

   Income/(Loss) before income taxes                                        -
   Taxes on income/(loss)                                                   -
-----------------------------------------------------------------------------
   INCOME/(LOSS) FROM CONTINUING OPERATIONS                                 -
-----------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   Income/(Loss) before income taxes                                     (129)
   Taxes on income/(loss)                                                   -
-----------------------------------------------------------------------------
   INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                            (129)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NET INCOME/(LOSS)                                              $         (129)
-----------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended August 9, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                               JULY 13, 2003 -
HEAD DISTRIBUTING COMPANY                                      AUGUST 9, 2003
------------------------------------------------------------------------------
NET SALES                                                      $       11,942
COSTS AND EXPENSES:
   Cost of sales                                                      (11,045)
   Selling and administrative                                          (1,330)
   Reorganization items, net                                                -
   Interest expense                                                         -
   Interest income and other                                                2
   Impairment/restructuring charges                                         -
   Litigation charges                                                       -
-----------------------------------------------------------------------------
       TOTAL COSTS AND EXPENSES                                       (12,372)
-----------------------------------------------------------------------------

   Income/(Loss) before income taxes                                     (431)
   Taxes on income/(loss)                                                   -
-----------------------------------------------------------------------------
   INCOME/(LOSS) FROM CONTINUING OPERATIONS                              (431)
-----------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   Income/(Loss) before income taxes                                        -
   Taxes on income/(loss)                                                   -
-----------------------------------------------------------------------------
   INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                               -
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NET INCOME/(LOSS)                                              $         (431)
-----------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 31 days ended July 31, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended August 9, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                               JULY 13, 2003 -
MINTER-WEISMAN CO.                                             AUGUST 9, 2003
------------------------------------------------------------------------------
NET SALES                                                      $       27,929
COSTS AND EXPENSES:
   Cost of sales                                                      (25,923)
   Selling and administrative                                          (1,721)
   Reorganization items, net                                                -
   Interest expense                                                         -
   Interest income and other                                                1
   Impairment/restructuring charges                                         -
   Litigation charges                                                       -
-----------------------------------------------------------------------------
       TOTAL COSTS AND EXPENSES                                       (27,643)
-----------------------------------------------------------------------------

   Income/(Loss) before income taxes                                      285
   Taxes on income/(loss)                                                   -
-----------------------------------------------------------------------------
   INCOME/(LOSS) FROM CONTINUING OPERATIONS                               285
-----------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   Income/(Loss) before income taxes                                        -
   Taxes on income/(loss)                                                   -
-----------------------------------------------------------------------------
   INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                               -
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NET INCOME/(LOSS)                                              $          285
-----------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 31 days ended July 31, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended August 9, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                               JULY 13, 2003 -
PIGGLY WIGGLY COMPANY                                          AUGUST 9, 2003
------------------------------------------------------------------------------
NET SALES                                                      $            -
COSTS AND EXPENSES:
   Cost of sales                                                            -
   Selling and administrative                                               -
   Reorganization items, net                                                -
   Interest expense                                                         -
   Interest income and other                                                -
   Impairment/restructuring charges                                         -
   Litigation charges                                                       -
-----------------------------------------------------------------------------
       TOTAL COSTS AND EXPENSES                                             -
-----------------------------------------------------------------------------

   Income/(Loss) before income taxes                                        -
   Taxes on income/(Loss)                                                   -
-----------------------------------------------------------------------------
   INCOME/(LOSS) FROM CONTINUING OPERATIONS                                 -
-----------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   Income/(Loss) before income taxes                                      280
   Taxes on income/(loss)                                                   -
-----------------------------------------------------------------------------
   INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                             280
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NET INCOME/(LOSS)                                              $          280
-----------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended August 9, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                               JULY 13, 2003 -
PROGRESSIVE REALTY, INC.                                       AUGUST 9, 2003
------------------------------------------------------------------------------
NET SALES                                                      $            -
COSTS AND EXPENSES:
   Cost of sales                                                            -
   Selling and administrative                                               -
   Reorganization items, net                                                -
   Interest expense                                                         -
   Interest income and other                                                -
   Impairment/restructuring charges                                         -
   Litigation charges                                                       -
-----------------------------------------------------------------------------
       TOTAL COSTS AND EXPENSES                                             -
-----------------------------------------------------------------------------

   Income/(Loss) before income taxes                                        -
   Taxes on income/(loss)                                                   -
-----------------------------------------------------------------------------
   INCOME/(LOSS) FROM CONTINUING OPERATIONS                                 -
-----------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   Income/(Loss) before income taxes                                        -
   Taxes on income/(loss)                                                   -
-----------------------------------------------------------------------------
   INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                               -
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NET INCOME/(LOSS)                                              $            -
-----------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended August 9, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                               JULY 13, 2003 -
RAINBOW FOOD GROUP, INC.                                       AUGUST 9, 2003
------------------------------------------------------------------------------
NET SALES                                                      $            -
COSTS AND EXPENSES:
  Cost of sales                                                             -
  Selling and administrative                                                -
  Reorganization items, net                                                 -
  Interest expense                                                          -
  Interest income and other                                                 -
  Impairment/restructuring charges                                          -
  Litigation charges                                                        -
-----------------------------------------------------------------------------
    TOTAL COSTS AND EXPENSES                                                -
-----------------------------------------------------------------------------

  Income/(Loss) before income taxes                                         -
  Taxes on income/(loss)                                                    -
-----------------------------------------------------------------------------
  INCOME/(LOSS) FROM CONTINUING OPERATIONS                                  -
-----------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
  Income/(Loss) before income taxes                                      (952)
  Taxes on income/(loss)                                                    -
-----------------------------------------------------------------------------
  INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                             (952)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NET INCOME/(LOSS)                                              $         (952)
-----------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended August 9, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                              JULY 13, 2003 -
RETAIL INVESTMENTS, INC.                                      AUGUST 9, 2003
-----------------------------------------------------------------------------
NET SALES                                                      $            -
COSTS AND EXPENSES:
  Cost of sales                                                             -
  Selling and administrative                                                -
  Reorganization items, net                                                 -
  Interest expense                                                          -
  Interest income and other                                                 -
  Impairment/restructuring charges                                          -
  Litigation charges                                                        -
-----------------------------------------------------------------------------
    TOTAL COSTS AND EXPENSES                                                -
-----------------------------------------------------------------------------

  Income/(Loss) before income taxes                                         -
  Taxes on income/(loss)                                                    -
-----------------------------------------------------------------------------
  INCOME/(LOSS) FROM CONTINUING OPERATIONS                                  -
-----------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
  Income/(Loss) before income taxes                                        (1)
  Taxes on income/(loss)                                                    -
-----------------------------------------------------------------------------
  INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                               (1)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NET INCOME/(LOSS)                                              $           (1)
-----------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended August 9, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                              JULY 13, 2003 -
RFS MARKETING SERVICES, INC.                                  AUGUST 9, 2003
-----------------------------------------------------------------------------
NET SALES                                                      $            -
COSTS AND EXPENSES:
  Cost of sales                                                             -
  Selling and administrative                                                -
  Reorganization items, net                                                 -
  Interest expense                                                          -
  Interest income and other                                                 -
  Impairment/restructuring charges                                          -
  Litigation charges                                                        -
-----------------------------------------------------------------------------
    TOTAL COSTS AND EXPENSES                                                -
-----------------------------------------------------------------------------

  Income/(Loss) before income taxes                                         -
  Taxes on income/(loss)                                                    -
-----------------------------------------------------------------------------
  INCOMC/(LOSS) FROM CONTINUING OPERATIONS                                  -
-----------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
  Income/(Loss) before income taxes                                         -
  Taxes on income/(loss)                                                    -
-----------------------------------------------------------------------------
  INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                -
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NET INCOME/(LOSS)                                              $            -
-----------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended August 9, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                              JULY 13, 2003 -
RICHMAR FOODS, INC.                                           AUGUST 9, 2003
-----------------------------------------------------------------------------
NET SALES                                                      $            -
COSTS AND EXPENSES:
  Cost of sales                                                             -
  Selling and administrative                                                -
  Reorganization items, net                                                 -
  Interest expense                                                          -
  Interest income and other                                                 -
  Impairment/restructuring charges                                          -
  Litigation charges                                                        -
-----------------------------------------------------------------------------
    TOTAL COSTS AND EXPENSES                                                -
-----------------------------------------------------------------------------

  Income/(Loss) before income taxes                                         -
  Taxes on income/(loss)                                                    -
-----------------------------------------------------------------------------
  INCOME/(LOSS) FROM CONTINUING OPERATIONS                                  -
-----------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
  Income/(Loss) before income taxes                                     1,517
  Taxes on income/(loss)                                                    -
-----------------------------------------------------------------------------
  INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                            1,517
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NET INCOME/(LOSS)                                              $        1,517
-----------------------------------------------------------------------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended August 9, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                 AS OF
FLEMING COMPANIES. INC. & SUBSIDIARIES [2]                  AUGUST 9, 2003
--------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                 $    286,966
  Receivables, net [3]                                           687,226
  Inventories                                                    199,067
  Assets held for sale [4]                                       550,911
  Other current assets                                            34,105
------------------------------------------------------------------------
    TOTAL CURRENT ASSETS                                       1,758,275
------------------------------------------------------------------------

Investments and notes receivable, net                              2,164
Investment in direct financing leases                                  -

------------------------------------------------------------------------
NET PROPERTY AND EQUIPMENT                                        53,992
------------------------------------------------------------------------
Other assets                                                     149,468
------------------------------------------------------------------------

------------------------------------------------------------------------
TOTAL ASSETS                                                $  1,963,899
------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable [3]                                      $     94,135
  Liabilities held for sale                                       19,129
  Other current liabilities                                       30,188
------------------------------------------------------------------------
    TOTAL CURRENT LIABILITIES                                    143,452
------------------------------------------------------------------------

Long-term debt                                                         -
Long-term obligations under capital leases                       129,703
Other liabilities                                                  9,140

Liabilities subject to compromise [5] [6]                      3,092,812

Net intercompany due to (from) [7]                               (13,957)

SHAREHOLDERS' EQUITY:
  Common stock, $2.50 par value per share                        136,221
  Capital in excess of par value                                 708,200
  Reinvested earnings (deficit)                               (2,114,136)
  Accumulated other comprehensive income:
    Additional minimum pension liability                        (129,215)
    Cumulative foreign currency translation adjustment             1,679
------------------------------------------------------------------------
    TOTAL SHAREHOLDERS' EQUITY                              $ (1,397,251)
------------------------------------------------------------------------

------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                  $  1,963,899
------------------------------------------------------------------------

                                                                    FORM MOR - 3

LIABILITIES SUBJECT TO COMPROMISE [5] [6]
Debt and notes payable [8] [9]                       $ 1,858,616
Accounts payable [10] [15]                               732,201
Closed store reserves [11]                                40,272
Other liabilities [12] [16]                              196,321
Pension obligation [13] [17]                             226,408
Taxes payable [14] [18]                                   38,994
                                                     -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE              $ 3,092,812

LIABILITIES SUBJECT TO COMPROMISE ASSUMPTIONS

GENERAL

[1] The period close for certain legal entities was as of August 9, 2003 and as of July 31, 2003 for other legal entities. See additional detail explanation on each Balance Sheet.

[2] Excludes Abco Markets, Inc., Abco Realty, Corp., ASI Office Automation, Inc., C/M Products, Inc., Fleming Foods Management Co., L.L.C., Food 4 Less Beverage Company, Inc., FuelServ, Inc., General Acceptance Corporation, Marquise Ventures Company, Inc. and Retail Supermarkets, Inc. as these entities had no activity. Further, the related Balance Sheets are excluded from the Monthly Operating Report.

[3] The accounts payable balance as of August 9 includes vendor deductions for PRADS, military, advertising and other vendor related deductions. Any resulting net debit balance, for each legal entity, in accounts payable has been reclassified to accounts receivable.

[4] Continuing Operations as of Period 8, 2003 includes only the convenience business (or Core-Mark, including the Fleming 7). Assets of all other businesses have been reclassified as Assets Held for Sale and liabilities as Liabilities Held for Sale as required by SFAS 146.

[5] Liabilities Subject to Compromise is comprised of prepetition Long-term Debt, Accounts payable, Closed store reserves, Other liabilities, Pension obligation and Taxes payable. Certain of the balances have been estimated. See additional detail explanations on each balance sheet.

[6] The Company may have paid certain prepetition liabilities. Not all payments made related to prepetition debts are reflected in the Liabilities Subject to Compromise. As a result, the Liabilities Subject to Compromise may be inflated by certain reclasses made between Accounts Payable and Accounts Receivable (see note 3).

[7] The Net Intercompany Due To (From) line on the entity level balance sheets (except for Fleming Companies, Inc.) will also include that entity's net equity.

[8] The senior notes, convertible senior notes, and senior subordinated notes are guaranteed by substantially all of Fleming's wholly-owned direct and indirect subsidiaries. The guarantees are joint and several, full, complete and unconditional. Within the Monthly Operating Report all related amounts are reflected on the Fleming Companies, Inc. legal entity.

FLEMING ENTITIES

[9] Debt and notes payable includes bonds, revolver and term Loan and related accrued interest. The debt and notes payable (excluding accrued interest) are period 8 balances. Accrued interest relates to all prepetition debt included in Liabilities Subject to Compromise.

[10] Accounts payable includes trade payables, retailer incentives and accrued expenses. Trade payables and accrued expenses less accrued insurance were taken from the SOFA schedules (excludes Richmar Foods, Inc., Dunigan Fuels, Inc., Favar Concepts, Ltd., Fleming Transportation Service, Inc., Piggly Wiggly Company and RFS Marketing Services, Inc.) Richmar Foods, Inc.'s balance represents a detailed review of the accounts payable trial balance which was performed after the filing of the SOFA schedules. Dunigan Fuels, Inc. is a period 4 balance. Favar Concepts, Ltd., Fleming Transportation Service, Inc., Piggly Wiggly Company and RFS Marketing Services, Inc. are period 3 balances plus 9/28ths of the net activity for period 4 (9 of the 28 days in period 4 were prepetition). Accrued insurance is a period 3 balance. Retailer incentives is a period 3 balance plus 9/28ths of the net activity for period 4.

[11] Close store reserves are period 8 balances.

[12] Other liabilities includes accrued compensation, accrued severance, union pension withdrawal liabilities, other current liabilities, deferred income, and other long-term liabilities. Other current liabilities, other long-term liabilities and deferred income are period 3 balances plus 9/28ths of the net activity for period 4. Accrued Compensation and union pension withdrawal liabilities are period 4 balances (excludes vacation pay which is the amount earned in excess of the $4,650 cap by employees terminated in periods 4 through 8). Accrued severance was taken from the SOFA schedules.

[13] Pension obligation is a period 8 balance less an estimated amount of $500,000 per period as postpetition.

[14] Taxes payable includes income taxes and taxes other than income. Income tax liability is a period 4 balance. Taxes other than income is a period 3 balance plus 9/28ths of the net activity for period 4. Cigarette taxes payable is included in accounts payable.

CORE-MARK ENTITIES

[15] Accounts payable includes trade payables, retailer incentives and accrued expenses. Accounts payable is a period 4 balance (excludes Head Distributing Company which is per the SOFA schedule). Retailer incentives, accrued expenses (including accrued insurance) are period 4 balances.

[16] Other liabilities, which include accrued compensation, other current liabilities and other long-term liabilities, are period 4 balances.

[17] Pension obligation is a period 8 balance less an estimated amount provided by Core-Mark for postpetition.

[18] Taxes payable includes income taxes and taxes other than income. Income tax liability and taxes other than income are period 4 balances. Cigarette taxes payable is included in accounts payable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                AS OF
ABCO FOOD GROUP, INC.                                       AUGUST 9, 2003
--------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                  $         -
  Receivables, net                                                     -
  Inventories                                                          -
  Assets held for sale                                                 -
  Other current assets                                                 3
------------------------------------------------------------------------
    TOTAL CURRENT ASSETS                                               3
------------------------------------------------------------------------

Investments and notes receivable, net                                  -
Investment in direct financing leases                                  -

------------------------------------------------------------------------
NET PROPERTY AND EQUIPMENT                                             -
------------------------------------------------------------------------
Other assets                                                           2
------------------------------------------------------------------------

------------------------------------------------------------------------
TOTAL ASSETS                                                 $         5
------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                                           $         -
  Liabilities held for sale                                            -
  Other current liabilities                                            -
------------------------------------------------------------------------
    TOTAL CURRENT LIABILITIES                                          -
------------------------------------------------------------------------
Long-term debt                                                         -
Long-term obligations under capital leases                             -
Other liabilities                                                      -

Liabilities subject to compromise                                  1,325

Net intercompany due to (from)                                    (1,320)

SHAREHOLDERS' EQUITY:
  Common stock, $2.50 par value per share                              -
  Capital in excess of par value                                       -
  Reinvested earnings (deficit)                                        -
  Accumulated other comprehensive income:
    Additional minimum pension liability                               -
    Cumulative foreign currency translation adjustment                 -
------------------------------------------------------------------------
    TOTAL SHAREHOLDERS' EQUITY                               $         -
------------------------------------------------------------------------

------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                   $         5
------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                       $         -
Accounts payable                                                      25
Closed store reserves                                                  -
Other liabilities                                                  1,300
Pension obligation                                                     -
Taxes payable                                                          -
                                                             -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                      $     1,325

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was August 9, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                AS OF
CORE-MARK INTERNATIONAL, INC.                               JULY 31, 2003
-------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                  $   122,150
  Receivables, net                                               206,692
  Inventories                                                    102,559
  Assets held for sale                                                 -
  Other current assets                                             7,561
------------------------------------------------------------------------
    TOTAL CURRENT ASSETS                                         438,962
------------------------------------------------------------------------

Investments and notes receivable, net                                  -
Investment in direct financing leases                                  -

------------------------------------------------------------------------
NET PROPERTY AND EQUIPMENT                                        20,920
------------------------------------------------------------------------
Other assets                                                      40,667
------------------------------------------------------------------------

------------------------------------------------------------------------
TOTAL ASSETS                                                 $   500,549
------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                                           $         -
  Liabilities held for sale                                            -
  Other current liabilities                                       19,706
------------------------------------------------------------------------
    TOTAL CURRENT LIABILITIES                                     19,706
------------------------------------------------------------------------

Long-term debt                                                         -
Long-term obligations under capital leases                             -
Other liabilities                                                      -

Labilities subject to compromise                                 192,848

Net intercompany due to (from)                                   287,995

SHAREHOLDERS' EQUITY:
  Common stock, $2.50 par value per share                              -
  Capital in excess of par value                                       -
  Reinvested earnings (deficit)                                        -
  Accumulated other comprehensive income:
    Additional minimum pension liability                               -
    Cumulative foreign currency translation adjustment                 -
------------------------------------------------------------------------
    TOTAL SHAREHOLDERS' EQUITY                               $         -
------------------------------------------------------------------------

------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                   $   500,549
------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                       $         -
Accounts payable                                                 171,661
Closed store reserves                                                  -
Other liabilities                                                  6,798
Pension obligation                                                 5,578
Taxes payable                                                      8,811
                                                             -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                      $   192,848

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as Liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 8 as necessary.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                AS OF
CORE-MARK INTERRELATED COMPANIES, INC.                      JULY 31, 2003
-------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                  $         2
  Receivables, net                                                 2,465
  Inventories                                                      9,949
  Assets held for sale                                                 -
  Other current assets                                                26
------------------------------------------------------------------------
    TOTAL CURRENT ASSETS                                          12,442
------------------------------------------------------------------------

Investments and notes receivable, net                                  -
Investment in direct financing leases                                  -

------------------------------------------------------------------------
NET PROPERTY AND EQUIPMENT                                           338
------------------------------------------------------------------------
Other assets                                                           -
------------------------------------------------------------------------

------------------------------------------------------------------------
TOTAL ASSETS                                                 $    12,780
------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                                           $       159
  Liabilities held for sale                                            -
  Other current liabilities                                          242
------------------------------------------------------------------------
    TOTAL CURRENT LIABILITIES                                        401
------------------------------------------------------------------------
Long-term debt                                                         -
Long-term obligations under capital leases                             -
Other liabilities                                                      -

Liabilities subject to compromise                                  1,031

Net intercompany due to (from)                                    11,348

SHAREHOLDERS' EQUITY:
  Common stock, $2.50 par value per share                              -
  Capital in excess of par value                                       -
  Reinvested earnings (deficit)                                        -
  Accumulated other comprehensive income:
    Additional minimum pension liability                               -
    Cumulative foreign currency translation adjustment                 -
------------------------------------------------------------------------
    TOTAL SHAREHOLDERS' EQUITY                               $         -
------------------------------------------------------------------------

------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                   $    12,780
------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                       $         -
Accounts payable                                                   1,031
Closed store reserves                                                  -
Other liabilities                                                      -
Pension obligation                                                     -
Taxes payable                                                          -
                                                             -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                      $     1,031

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as Liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 8 as necessary.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                 AS OF
CORE-MARK MID-CONTINENT, INC.                               JULY 31, 2003
-------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                  $        90
  Receivables, net                                                25,989
  Inventories                                                     25,470
  Assets held for sale                                                 -
  Other current assets                                             1,816
------------------------------------------------------------------------
    TOTAL CURRENT ASSETS                                          53,365
------------------------------------------------------------------------

Investments and notes receivable, net                                  -
Investment in direct financing leases                                  -

------------------------------------------------------------------------
NET PROPERTY AND EQUIPMENT                                        12,104
------------------------------------------------------------------------
Other assets                                                       3,105
------------------------------------------------------------------------

------------------------------------------------------------------------
TOTAL ASSETS                                                 $    68,574
------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY CURRENT LIABILITIES:
  Accounts payable                                           $    10,901
  Liabilities held for sale                                            -
  Other current liabilities                                          555
------------------------------------------------------------------------
    TOTAL CURRENT LIABILITIES                                     11,456
------------------------------------------------------------------------

Long-term debt                                                         -
Long-term obligations under capital leases                             -
Other liabilities                                                      -

Liabilities subject to compromise                                  5,075

Net intercompany due to (from)                                    52,043

SHAREHOLDERS' EQUITY:
  Common stock, $2.50 par value per share                              -
  Capital in excess of par value                                       -
  Reinvested earnings (deficit)                                        -
  Accumulated other comprehensive income:
    Additional minimum pension liability                               -
    Cumulative foreign currency translation adjustment                 -
------------------------------------------------------------------------
    TOTAL SHAREHOLDERS' EQUITY                               $         -
------------------------------------------------------------------------

------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                   $    68,574
------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                       $         -
Accounts payable                                                   4,212
Closed store reserves                                                844
Other liabilities                                                      -
Pension obligation                                                    19
Taxes payable                                                          -
                                                             -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                      $     5,075

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as Liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 8 as necessary.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                AS OF
DUNIGAN FUELS, INC.                                        AUGUST 9, 2003
-------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                  $         -
  Receivables, net                                                 3,065
  Inventories                                                          -
  Assets held for sale                                                 -
  Other current assets                                                 -
------------------------------------------------------------------------
    TOTAL CURRENT ASSETS                                           3,065
------------------------------------------------------------------------

Investments and notes receivable, net                                  -
Investment in direct financing leases                                  -

------------------------------------------------------------------------
NET PROPERTY AND EQUIPMENT                                             -
------------------------------------------------------------------------
Other assets                                                           -
------------------------------------------------------------------------

------------------------------------------------------------------------
TOTAL ASSETS                                                 $     3,065
------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                                           $         -
  Liabilities held for sale                                            -
  Other current liabilities                                            -
------------------------------------------------------------------------
    TOTAL CURRENT LIABILITIES                                          -
------------------------------------------------------------------------

Long-term debt                                                         -
Long-term obligations under capital leases                             -
Other liabilities                                                      -

Liabilities subject to compromise                                  8,867

Net intercompany due to (from)                                    (5,802)

SHAREHOLDERS' EQUITY:
  Common stock, $2.50 par value per share                              -
  Capital in excess of par value                                       -
  Reinvested earnings (deficit)                                        -
  Accumulated other comprehensive income:
    Additional minimum pension liability                               -
    Cumulative foreign currency translation adjustment                 -
------------------------------------------------------------------------
    TOTAL SHAREHOLDERS' EQUITY                               $         -
------------------------------------------------------------------------

------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                   $     3,065
------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                       $         -
Accounts payable                                                   8,695
Closed store reserves                                                172
Other liabilities                                                      -
Pension obligation                                                     -
Taxes payable                                                          -
                                                             -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                      $     8,867

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was August 9, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                    AS OF
FAVAR CONCEPTS. LTD                                            AUGUST 9, 2003
-----------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                        $   -
   Receivables, net                                                     -
   Inventories                                                          -
   Assets held for sale                                                 -
   Other current assets                                                 -
-------------------------------------------------------------------------
      TOTAL CURRENT ASSETS                                              -
-------------------------------------------------------------------------
Investments and notes                                                   -
receivable, net
Investment in direct
financing leases                                                        -
-------------------------------------------------------------------------
NET PROPERTY AND EQUIPMENT                                              -
-------------------------------------------------------------------------
Other assets                                                            -
-------------------------------------------------------------------------

-------------------------------------------------------------------------
TOTAL ASSETS                                                        $   -
-------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                                 $  98
   Liabilities held for sale                                            -
   Other current liabilities                                            -
-------------------------------------------------------------------------
      TOTAL CURRENT LIABILITIES                                        98
-------------------------------------------------------------------------
Long-term debt                                                          -
Long-term obligations under capital leases                              -
Other liabilities                                                       -

Liabilities subject to compromise                                     459

Net intercompany due to (from)                                       (557)

SHAREHOLDERS' EQUITY:
   Common stock, $2.50 par value per share                              -
   Capital in excess of par value                                       -
   Reinvested earnings (deficit)                                        -
   Accumulated other comprehensive income:
      Additional minimum pension liability                              -
      Cumulative foreign currency translation adjustment                -
-------------------------------------------------------------------------
      TOTAL SHAREHOLDERS' EQUITY                                    $   -
-------------------------------------------------------------------------

-------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          $   -
-------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                              $   -
Accounts payable                                                      459
Closed store reserves                                                   -
Other liabilities                                                       -
Pension obligation                                                      -
Taxes payable                                                           -
                                                                    -----
TOTAL LIABILITIES SUBJECT TO COMPROMISE                             $ 459

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was August 9, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                              AS OF
FLEMING COMPANIES, INC.                                   AUGUST 9, 2003
------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                               $   164,492
   Receivables, net                                            327,724
   Inventories                                                  26,697
   ASSETS held for sale                                        464,036
   Other current assets                                         20,352
----------------------------------------------------------------------
      TOTAL CURRENT ASSETS                                   1,003,301
----------------------------------------------------------------------
Investments and notes receivable, net                            2,164
Investment in direct financing leases                                -

----------------------------------------------------------------------
NET PROPERTY AND EQUIPMENT                                      14,798
----------------------------------------------------------------------
Other assets                                                    95,522
----------------------------------------------------------------------

----------------------------------------------------------------------
TOTAL ASSETS                                               $ 1,115,785
----------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                        $    54,439
   Liabilities held for sale                                    19,129
   Other current liabilities                                     7,472
----------------------------------------------------------------------
      TOTAL CURRENT LIABILITIES                                 81,040
----------------------------------------------------------------------
Long-term debt                                                       -
Long-term obligations under capital leases                      93,571
Other liabilities                                                7,594

Liabilities subject to compromise                            2,780,136

Net intercompany due to (from)
                                                              (449,305)
SHAREHOLDERS' EQUITY:
   Common stock, $2.50 par value per share                     136,221
   Capital in excess of par value                              708,200
   Reinvested earnings (deficit)                            (2,114,136)
   Accumulated other comprehensive income:
      Additional minimum pension liability                    (129,215)
      Cumulative foreign currency translation adjustment         1,679
----------------------------------------------------------------------
      TOTAL SHAREHOLDERS' EQUITY                           $(1,397,251)
----------------------------------------------------------------------

----------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                 $ 1,115,785
----------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                     $ 1,858,616
Accounts payable                                               453,748
Closed store reserves                                           40,100
Other liabilities                                              184,360
Pension obligation                                             219,210
Taxes payable                                                   24,102
                                                           -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                    $ 2,780,136

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for the continuing operations of this legal entity (four convenience divisions) was as of July 31,2003, and for the discontinued operations as of August 9,2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                  AS OF
FLEMING FOODS OF TEXAS, L.P.                                  AUGUST 9, 2003
----------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                     $      -
   Receivables, net                                                59,516
   Inventories                                                          -
   Assets held for sale                                            47,751
   Other current assets                                             1,145
-------------------------------------------------------------------------
      TOTAL CURRENT ASSETS                                        108,412
-------------------------------------------------------------------------
Investments and notes receivable, net                                   -
Investment in direct financing leases                                   -
-------------------------------------------------------------------------
NET PROPERTY AND EQUIPMENT                                              -
-------------------------------------------------------------------------
Other assets                                                        8,427
-------------------------------------------------------------------------

-------------------------------------------------------------------------
TOTAL ASSETS                                                     $116,839
-------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                              $      -
   Liabilities held for sale                                            -
   Other current liabilities                                          489
-------------------------------------------------------------------------
      TOTAL CURRENT LIABILITIES                                       489
-------------------------------------------------------------------------
Long-term debt                                                          -
Long-term obligations under capital leases                          2,322
Other liabilities                                                       -

Liabilities subject to compromise                                  43,442

Met intercompany due to (from)                                     70,586

SHAREHOLDERS' EQUITY:
   Common stock, $2.50 par value per share
   Capital in excess of par value
   Reinvested earnings (deficit)
   Accumulated other comprehensive income:
      Additional minimum pension liability
      Cumulative foreign currency translation adjustment
-------------------------------------------------------------------------
      TOTAL SHAREHOLDERS' EQUITY                                 $      -
-------------------------------------------------------------------------

-------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                       $116,839
-------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                           $      -
Accounts payable                                                   42,027
Closed store reserves                                                   -
Other liabilities                                                     805
Pension obligation                                                      -
Taxes payable                                                         610
                                                                 --------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                          $ 43,442

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was August 9,2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                      FORM MOR-3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                 AS OF
FLEMING INTERNATIONAL, LTD                                  AUGUST 9, 2003
--------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                     $  -
   Receivables, net                                               802
   Inventories                                                      -
   Assets held for sale                                             -
   Other current assets                                            50
---------------------------------------------------------------------
      TOTAL CURRENT ASSETS                                        852
---------------------------------------------------------------------
Investments and notes receivable, net                               -
Investment in direct financing leases                               -
---------------------------------------------------------------------
NET PROPERTY AND EQUIPMENT                                          -
---------------------------------------------------------------------
Other assets                                                       48
---------------------------------------------------------------------
---------------------------------------------------------------------
TOTAL ASSETS                                                     $900
---------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
---------------------------------------------------------------------
CURRENT LIABILITIES:
   Accounts payable                                              $  -
   Liabilities held for sale                                        -
   Other current liabilities                                        -
---------------------------------------------------------------------
      TOTAL CURRENT LIABILITIES                                     -
---------------------------------------------------------------------
Long-term debt                                                      -
Long-term obligations under capital leases                          -
Other liabilities                                                   -

Liabilities subject to compromise                                   -

Net intercompany due to (from)                                    900

SHAREHOLDERS' EQUITY:

   Common stock, $2.50 par value per share                          -
   Capital in excess of par value                                   -
   Reinvested earnings (deficit)                                    -
   Accumulated other comprehensive income:
      Additional minimum pension liability                          -
      Cumulative foreign currency translation adjustment            -
---------------------------------------------------------------------
      TOTAL SHAREHOLDERS' EQUITY                                 $  -
---------------------------------------------------------------------
---------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                       $900
---------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                           $  -
Accounts payable                                                    -
Closed store reserves                                               -
Other liabilities                                                   -
Pension obligation                                                  -
Taxes payable                                                       -
                                                                 ----
TOTAL LIABILITIES SUBJECT TO COMPROMISE                             -

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was August 9,2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                    AS OF
FLEMING SUPERMARKETS OF FLORIDA, INC.                           AUGUST 9, 2003
------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                         $  -
   Receivables, net                                                   720
   Inventories                                                          -
   Assets held for sale                                                 -
   Other current assets                                                 -
-------------------------------------------------------------------------
       TOTAL CURRENT ASSETS                                           720
-------------------------------------------------------------------------
Investments and notes receivable, net                                   -
Investment in direct financing leases                                   -
-------------------------------------------------------------------------
NET PROPERTY AND EQUIPMENT                                              -
-------------------------------------------------------------------------
Other assets                                                            -
-------------------------------------------------------------------------

-------------------------------------------------------------------------
TOTAL ASSETS                                                         $720
-------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                                  $  -
   Liabilities held for sale                                            -
   Other current liabilities                                            -
-------------------------------------------------------------------------
       TOTAL CURRENT LIABILITIES                                        -
-------------------------------------------------------------------------
Long-term debt                                                          -
Long-term obligations under capital leases                              -
Other liabilities                                                       -

Liabilities subject to compromise                                       -

Net intercompany due to (from)                                        720

SHAREHOLDERS' EQUITY:
   Common stock, $2.50 par value per share                              -
   Capital in excess of par value                                       -
   Reinvested earnings (deficit)                                        -
   Accumulated other comprehensive income:
       Additional minimum pension liability                             -
       Cumulative foreign currency translation adjustment               -
-------------------------------------------------------------------------
       TOTAL SHAREHOLDERS' EQUITY                                    $  -
-------------------------------------------------------------------------

-------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                           $720
-------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                               $  -
Accounts payable                                                        -
Closed store reserves                                                   -
Other liabilities                                                       -
Pension obligation                                                      -
Taxes payable                                                           -
                                                                     ----
TOTAL LIABILITIES SUBJECT TO COMPROMISE                              $  -

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was August 9,2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                     AS OF
FLEMING TRANSPORTATION SERVICES, INC.            AUGUST 9, 2003
---------------------------------------------------------------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                          $    -
  Receivables, net                                    1,687
  Inventories                                             -
  Assets held for sale                                5,828
  Other current assets                                   52
-----------------------------------------------------------
      TOTAL CURRENT ASSETS                            7,567
-----------------------------------------------------------
Investments and notes receivable, net                     -
Investment in direct financing leases                     -
-----------------------------------------------------------
NET PROPERTY AND EQUIPMENT                                -
-----------------------------------------------------------
Other assets                                              -
-----------------------------------------------------------

-----------------------------------------------------------
TOTAL ASSETS                                         $7,567
-----------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                                   $  262
  Liabilities held for sale                               -
  Other current liabilities                             504
-----------------------------------------------------------
      TOTAL CURRENT LIABILITIES                         766
-----------------------------------------------------------

Long-term debt                                            -
Long-term obligations under capital leases                -
Other liabilities                                         -

Liabilities subject to compromise                       242

Net intercompany due to (from)                        6,559

SHAREHOLDERS' EQUITY:
  Common stock, $2.50 par value per share                 -
  Capital in excess of par value                          -
  Reinvested earnings (deficit)                           -
  Accumulated other comprehensive income:
      Additional minimum pension liability                -
      Cumulative foreign currency translation
       adjustment                                         -
-----------------------------------------------------------
      TOTAL SHAREHOLDERS' EQUITY                     $    -
-----------------------------------------------------------
-----------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $7,567
-----------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                               $    -
Accounts payable                                        208
Closed store reserves                                     -
Other liabilities                                        25
Pension obligation                                        -
Taxes payable                                             9
                                                     ------
TOTAL LIABILITIES SUBJECT TO COMPROMISE              $  242

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was August 9, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                     AS OF
HEAD DISTRIBUTING COMPANY                         JULY 31, 2003
---------------------------------------------------------------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                         $     -
   Receivables, net                                   16,617
   Inventories                                        19,787
   Assets held for sale                                    -
   Other current assets                                  598
------------------------------------------------------------
       TOTAL CURRENT ASSETS                           37,002
------------------------------------------------------------

Investments and notes receivable, net                      -
Investment in direct financing leases                      -

------------------------------------------------------------
NET PROPERTY AND EQUIPMENT                             3,526
------------------------------------------------------------
Other assets                                           1,096
------------------------------------------------------------

------------------------------------------------------------
TOTAL ASSETS                                         $41,624
------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                  $ 2,391
   Liabilities held for sale                               -
   Other current liabilities                             711
------------------------------------------------------------
       TOTAL CURRENT LIABILITIES                       3,102
------------------------------------------------------------

Long-term debt                                             -
Long-term obligations under capital leases                 -
Other liabilities                                          -

Liabilities subject to compromise                      7,416

Net intercompany due to (from)                        31,106

SHAREHOLDERS' EQUITY:
   Common stock, $2.50 par value per share                 -
   Capital in excess of par value                          -
   Reinvested earnings (deficit)                           -
   Accumulated other comprehensive income:
       Additional minimum pension liability                -
       Cumulative foreign currency translation
       adjustment                                          -
------------------------------------------------------------
       TOTAL SHAREHOLDERS' EQUITY                    $     -
------------------------------------------------------------

------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $41,624
------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                               $     -
Accounts payable                                       7,485
Closed store reserves                                      -
Other liabilities                                        (95)
Pension obligation                                         -
Taxes payable                                             26
                                                     -------
TOTAL LIABILITIES SUBJECT TO COMPROMISE              $ 7,416

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as Liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 8 as necessary.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                      AS OF
MINTER-WEISMAN CO.                                JULY 31, 2003
---------------------------------------------------------------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                         $   219
   Receivables, net                                   18,023
   Inventories                                        14,605
   Assets held for sale                                    -
   Other current assets                                  898
------------------------------------------------------------
       TOTAL CURRENT ASSETS                           33,745
------------------------------------------------------------

Investments and notes receivable, net                      -
Investment in direct financing leases                      -

------------------------------------------------------------
NET PROPERTY AND EQUIPMENT                             2,306
------------------------------------------------------------
Other assets                                             488
------------------------------------------------------------

------------------------------------------------------------
TOTAL ASSETS                                         $36,539
------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                  $25,876
   Liabilities held for sale                               -
   Other current liabilities                               -
------------------------------------------------------------
       TOTAL CURRENT LIABILITIES                      25,876
------------------------------------------------------------

Long-term debt                                             -
Long-term obligations under capital leases                 -
Other liabilities                                          -

Liabilities subject to compromise                      6,017

Net intercompany due to (from)                         4,646

SHAREHOLDERS' EQUITY:
   Common stock, $2.50 par value per share                 -
   Capital in excess of par value                          -
   Reinvested earnings (deficit)                           -
   Accumulated other comprehensive income:
       Additional minimum pension liability                -
       Cumulative foreign currency translation
       adjustment                                          -
------------------------------------------------------------
       TOTAL SHAREHOLDERS' EQUITY                    $     -
------------------------------------------------------------

------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $36,539
------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                               $     -
Accounts payable                                       5,794
Closed store reserves                                      -
Other liabilities                                        208
Pension obligation                                         -
Taxes payable                                             15
                                                     -------
TOTAL LIABILITIES SUBJECT TO COMPROMISE              $ 6,017

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as Liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 8 as necessary.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                      AS OF
PIGGLY WIGGLY COMPANY                             AUGUST 9, 2003
----------------------------------------------------------------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                         $     -
   Receivables, net                                    1,334
   Inventories                                             -
   Assets held for sale                                1,010
   Other current assets                                  110
------------------------------------------------------------
       TOTAL CURRENT ASSETS                            2,454
------------------------------------------------------------

Investments and notes receivable, net                      -
Investment in direct financing leases                      -

------------------------------------------------------------
NET PROPERTY AND EQUIPMENT                                 -
------------------------------------------------------------
Other assets                                               -
------------------------------------------------------------

------------------------------------------------------------
TOTAL ASSETS                                         $ 2,454
------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                  $     -
   Liabilities held for sale                               -
   Other current liabilities                              16
------------------------------------------------------------
       TOTAL CURRENT LIABILITIES                          16
------------------------------------------------------------

Long-term debt                                             -
Long-term obligations under capital leases                 -
Other liabilities                                          -

Liabilities subject to compromise                        597

Net intercompany due to (from)                         1,841

SHAREHOLDERS' EQUITY:
   Common stock, $2.50 par value per share                 -
   Capital in excess of par value                          -
   Reinvested earnings (deficit)                           -
   Accumulated other comprehensive income:                 -
       Additional minimum pension liability                -
       Cumulative foreign currency translation
        adjustment                                         -
------------------------------------------------------------
       TOTAL SHAREHOLDERS' EQUITY                    $     -
------------------------------------------------------------

------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $ 2,454
------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                               $     -
Accounts payable                                         597
Closed store reserves                                      -
Other liabilities                                          -
Pension obligation                                         -
Taxes payable                                              -
                                                     -------
TOTAL LIABILITIES SUBJECT TO COMPROMISE              $   597

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2]  The period close for this legal  entity was August  9, 2003;  therefore
     all liabilities  were  reviewed  with  prepetition   amounts   reclassified
     as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   7/13/03 - 8/9/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                      AS OF
PROGRESSIVE REALTY, INC.                         AUGUST 9, 2003
----------------------------------------------------------------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                         $     -
   Receivables, net                                        -
   Inventories                                             -
   Assets held for sale                                    -
   Other current assets                                    -
------------------------------------------------------------
       TOTAL CURRENT ASSETS                                -
------------------------------------------------------------

Investments and notes receivable, net                      -
Investment in direct financing leases                      -

------------------------------------------------------------
NET PROPERTY AND EQUIPMENT                                 -
------------------------------------------------------------
Other assets                                               -
------------------------------------------------------------

------------------------------------------------------------
TOTAL ASSETS                                         $     -
------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                  $     9
   Liabilities held for sale                               -
   Other current liabilities                             290
------------------------------------------------------------
       TOTAL CURRENT LIABILITIES                         299
------------------------------------------------------------

Long-term debt                                             -
Long-term obligations under capital leases                 -
Other liabilities                                          -

Liabilities subject to compromise                      1,220

Net intercompany due to (from)                        (1,519)

SHAREHOLDERS' EQUITY:
   Common stock, $2.50 par value per share                 -
   Capital in excess of par value                          -
   Reinvested earnings (deficit)                           -
   Accumulated other comprehensive income:
       Additional minimum pension liability                -
       Cumulative foreign currency translation
         adjustment                                        -
------------------------------------------------------------
       TOTAL SHAREHOLDERS' EQUITY                    $     -
------------------------------------------------------------

------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $     -
------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                               $     -
Accounts payable                                           -
Closed store reserves                                      -
Other liabilities                                      1,220
Pension obligation                                         -
Taxes payable                                              -
                                                     -------
TOTAL LIABILITIES SUBJECT TO COMPROMISE              $ 1,220

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2]  The period close for this legal  entity was August  9, 2003;  therefore
     all liabilities  were  reviewed  with  prepetition   amounts   reclassified
     as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   7/13/03 - 8/9/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                      AS OF
RAINBOW FOOD GROUP, INC.                         AUGUST 9, 2003
---------------------------------------------------------------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                        $      -
   Receivables, net                                    9,677
   Inventories                                             -
   Assets held for sale                               21,827
   Other current assets                                1,493
------------------------------------------------------------
       TOTAL CURRENT ASSETS                           32,997
------------------------------------------------------------

Investments and notes receivable, net                      -
Investment in direct financing leases                      -

------------------------------------------------------------
NET PROPERTY AND EQUIPMENT                                 -
------------------------------------------------------------
Other assets                                              80
------------------------------------------------------------

------------------------------------------------------------
TOTAL ASSETS                                        $ 33,077
------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                 $      -
   Liabilities held for sale                               -
   Other current liabilities                               -
------------------------------------------------------------
       TOTAL CURRENT LIABILITIES                           -
------------------------------------------------------------

Long-term debt                                             -
Long-term obligations under capital leases            23,563
Other liabilities                                          -

Liabilities subject to compromise                     27,049

Net intercompany due to (from)                       (17,535)

SHAREHOLDERS' EQUITY:
   Common stock, $2.50 par value per share                 -
   Capital in excess of par value                          -
   Reinvested earnings (deficit)                           -
   Accumulated other comprehensive income:
       Additional minimum pension liability                -
       Cumulative foreign currency translation
           adjustment                                      -
------------------------------------------------------------
       TOTAL SHAREHOLDERS' EQUITY                   $      -
------------------------------------------------------------

------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY          $ 33,077
------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                              $      -
Accounts payable                                      23,578
Closed store reserves                                      -
Other liabilities                                        201
Pension obligation                                     1,570
Taxes payable                                          1,700
                                                    --------
TOTAL LIABILITIES SUBJECT TO COMPROMISE             $ 27,049

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was August 9, 2003; therefore all liabilities were reviewed with prepetition amounts reclassifled as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                      AS OF
RETAIL INVESTMENTS, INC.                                          AUGUST 9, 2003
--------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                       $            1
  Receivables, net                                                             -
  Inventories                                                                  -
  Assets held for sale                                                         -
  Other current assets                                                         -
--------------------------------------------------------------------------------
       TOTAL CURRENT ASSETS                                                    1
--------------------------------------------------------------------------------
Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -
--------------------------------------------------------------------------------
NET PROPERTY AND EQUIPMENT                                                     -
--------------------------------------------------------------------------------
Other assets                                                                   -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL ASSETS                                                      $            1
--------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                                                $            -
  Liabilities held for sale                                                    -
  Other current liabilities                                                    3
--------------------------------------------------------------------------------
      TOTAL CURRENT LIABILITIES                                                3
--------------------------------------------------------------------------------
Long-term debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                              -

Liabilities subject to compromise                                              -

Net intercompany due to (from)                                                (2)

SHAREHOLDERS' EQUITY:
  Common stock, $2.50 par value per share                                      -
  Capital in excess of par value                                               -
  Reinvested earnings (deficit)                                                -
  Accumulated other comprehensive income:
      Additional minimum pension liability                                     -
      Cumulative foreign currency translation adjustment                       -
--------------------------------------------------------------------------------
      TOTAL SHAREHOLDERS' EQUITY                                  $            -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $            1
--------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                            $            -
Accounts payable                                                               -
Closed store reserves                                                          -
Other liabilities                                                              -
Pension obligation                                                             -
Taxes payable                                                                  -
                                                                  --------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                           $            -

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was August 9,2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03-8/9/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                       AS OF
RFS MARKETING SERVICES, INC.                                      AUGUST 9, 2003
--------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                       $           12
  Receivables, net                                                            23
  Inventories                                                                  -
  Assets held for sale                                                         -
  Other current assets                                                         1
--------------------------------------------------------------------------------
       TOTAL CURRENT ASSETS                                                   36
--------------------------------------------------------------------------------
Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -
--------------------------------------------------------------------------------
NET PROPERTY AND EQUIPMENT                                                     -
--------------------------------------------------------------------------------
Other assets                                                                  33
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL ASSETS                                                      $           69
--------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                                                $            -
  Liabilities held for sale                                                    -
  Other current liabilities                                                    -
--------------------------------------------------------------------------------
      TOTAL CURRENT LIABILITIES                                                -
--------------------------------------------------------------------------------
Long-term debt                                                                 -
Long-term obligations under capital leases                                     -
Other liabilities                                                              -

Liabilities subject to compromise                                              -

Net intercompany due to (from)                                                 -

SHAREHOLDERS' EQUITY:
  Common stock, $2.50 par value per share                                      -
  Capital in excess of par value                                               -
  Reinvested earnings (deficit)                                                -
  Accumulated other comprehensive income:                                      -
      Additional minimum pension liability                                     -
      Cumulative foreign currency translation adjustment                       -
--------------------------------------------------------------------------------
      TOTAL SHAREHOLDERS' EQUITY                                  $            -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $           69
--------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                            $            -
Accounts payable                                                              30
Closed store reserves                                                          -
Other liabilities                                                             23
Pension obligation                                                             -
Taxes payable                                                                  -
                                                                  --------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                           $           53

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was August 9,2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                       AS OF
RICHMAR FOODS, INC.                                               AUGUST 9, 2003
--------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                       $            -
  Receivables, net                                                        12,892
  Inventories                                                                  -
  Assets held for sale                                                    10,459
  Other current assets                                                         -
--------------------------------------------------------------------------------
       TOTAL CURRENT ASSETS                                               23,351
--------------------------------------------------------------------------------
Investments and notes receivable, net                                          -
Investment in direct financing leases                                          -
--------------------------------------------------------------------------------
NET PROPERTY AND EQUIPMENT                                                     -
--------------------------------------------------------------------------------
Other assets                                                                   -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL ASSETS                                                      $       23,351
--------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                                                             -
  Liabilities held for sale                                                    -
  Other current liabilities                                                  200
--------------------------------------------------------------------------------
      TOTAL CURRENT LIABILITIES                                              200
--------------------------------------------------------------------------------
Long-term debt                                                                 -
Long-term obligations under capital leases                                10,247
Other liabilities                                                          1,546

Liabilities subject to compromise                                         17,035

Net intercompany due to (from)                                            (5,677)

SHAREHOLDERS' EQUITY:
  Common stock, $2.50 par value per share                                      -
  Capital in excess of par value                                               -
  Reinvested earnings (deficit)                                                -
  Accumulated other comprehensive income:
    Additional minimum pension liability                                       -
    Cumulative foreign currency translation adjustment                         -
--------------------------------------------------------------------------------
      TOTAL SHAREHOLDERS' EQUITY                                  $            -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $       23,351
--------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                            $            -
Accounts payable                                                          12,651
Closed store reserves                                                          -
Other liabilities                                                            632
Pension obligation                                                            50
Taxes payable                                                              3,702
                                                                  --------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                           $       17,035

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was August 9, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

                                                                      FORM MOR-3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
(DOLLARS IN 000'S)

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

-------------------------------------------------------------------------------------------
                                         BEGINNING        AMOUNT                   ENDING
                                           TAX         WITHHELD OR      AMOUNT       TAX
FLEMING                                  LIABILITY       ACCRUED      PAID [11]   LIABILITY
-------------------------------------------------------------------------------------------
FEDERAL
-------------------------------------------------------------------------------------------
Payroll Taxes [1]                        $    (212)    $    (4,102)   $    4,242        (72)
-------------------------------------------------------------------------------------------
Income                                          65            (975)          (28)      (938)
-------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES                   $    (148)    $    (5,076)   $    4,214  $  (1,010)
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
STATE AND LOCAL
-------------------------------------------------------------------------------------------
Payroll Taxes [1]                        $  (1,311)    $      (515)   $    1,448       (378)
-------------------------------------------------------------------------------------------
Sales [2]                                   (2,126)           (904)        2,360       (670)
-------------------------------------------------------------------------------------------
Excise [2]                                     (44)            (10)           10        (45)
-------------------------------------------------------------------------------------------
Real & Personal Property [3]               (12,404)              -         1,230    (11,173)
-------------------------------------------------------------------------------------------
Cigarette & Tobacco [4]                          -            (853)          853          -
-------------------------------------------------------------------------------------------
Franchise [2]                                 (216)            (75)            1       (291)
-------------------------------------------------------------------------------------------
   Total State and Local                 $ (16,102)    $    (2,357)   $    5,902  $ (12,557)
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
TOTAL TAXES                              $ (16,250)    $    (7,434)   $   10,116  $ (13,567)
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                         BEGINNING       AMOUNT                   ENDING
                                            TAX        WITHHELD OR      AMOUNT      TAX
CORE-MARK [9]                            LIABILITY       ACCRUED         PAID    LIABILITY
-------------------------------------------------------------------------------------------
FEDERAL
-------------------------------------------------------------------------------------------
Payroll Taxes [1]                        $    (307)    $    (2,803)   $    2,679  $    (431)
-------------------------------------------------------------------------------------------
Income                                           -               -             -          -
-------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES                   $    (307)    $    (2,803)   $    2,679  $    (431)
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
STATE AND LOCAL
-------------------------------------------------------------------------------------------
Payroll Taxes [1]                        $      (0)           (338)          355         17
-------------------------------------------------------------------------------------------
Sales                                          (34)            (41)           37        (38)
-------------------------------------------------------------------------------------------
Excise                                        (321)           (247)          143       (425)
-------------------------------------------------------------------------------------------
Real & Personal Property [3]                  (270)           (106)            2       (374)
-------------------------------------------------------------------------------------------
Cigarette & Tobacco                        (44,362)        (90,593)       86,624    (48,331)
-------------------------------------------------------------------------------------------
Other: GST [5]                              (2,174)         (1,834)        1,923     (2,085)
-------------------------------------------------------------------------------------------
Other: Spokane & Portland B&O Tax [6]          (94)            (83)            -       (177)
-------------------------------------------------------------------------------------------
   Total State and Local                 $ (47,254)    $   (93,243)   $   89,084  $ (51,413)
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
TOTAL TAXES                              $ (47,561)    $   (96,046)   $   91,763  $ (51,844)
-------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

-------------------------------------------------------------------------------------------
FLEMING ACCOUNTS PAYABLE AGING (IN THOUSANDS)                                      AMOUNT
-------------------------------------------------------------------------------------------
Current                                                                           $       -
-------------------------------------------------------------------------------------------
0 - 30 days [7]                                                                      83,075
-------------------------------------------------------------------------------------------
31 - 60 days                                                                              -
-------------------------------------------------------------------------------------------
61 - 90 days                                                                              -
-------------------------------------------------------------------------------------------
91+ days                                                                                  -
-------------------------------------------------------------------------------------------
Total Accounts Payable [8]                                                        $  83,075
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
CORE-MARK ACCOUNTS PAYABLE AGING (IN THOUSANDS) [9]                                AMOUNT
-------------------------------------------------------------------------------------------
Current                                                                           $       -
-------------------------------------------------------------------------------------------
0 - 30 days [7] [10]                                                                 11,060
-------------------------------------------------------------------------------------------
31 - 60 days                                                                              -
-------------------------------------------------------------------------------------------
61 - 90 days                                                                              -
-------------------------------------------------------------------------------------------
91+ days                                                                                  -
-------------------------------------------------------------------------------------------
Total Accounts Payable [8]                                                        $  11,060
-------------------------------------------------------------------------------------------

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

Fleming Companies, Inc. and its related subsidiaries do not have material past due postpetition debts. However, those debts that are past due will be paid through the ordinary course of business. Further, Fleming Companies, Inc. anticipates it will incur certain contract cure costs related to those contracts assigned to C&S Wholesale Grocers, Inc. as a result of the sale of Fleming Companies, Inc.'s wholesale grocery operations.

NOTES

[1] Payroll taxes include all employer and employee payroll related items withheld and accrued. Further, Fleming's payroll taxes, both federal and state, include Core-Mark's seven Eastern divisions.

[2] Sales, Excise and Franchise postpetition taxes are calculated by adding to the period 7 balance the net accrual increase/decrease in period 8. As a result of further review of period 4, 5, 6 and 7 Monthly Operating Reports, adjustments were made to the Ending Sales Tax Liability balances and were reflected in the above Beginning Tax Liability Balance. As a result, Sales Ending Tax Liability balance in period 7 was increased by $2,000.

[3] Fleming's postpetition Real and personal property taxes include 275/365 of 2003 (April 2003 through December 2003) taxes and 2004 taxes. Additionally, Core-Mark's Real & personal property taxes excludes Plymouth as it is included in Fleming. All other Eastern divisions are included in Core-Mark.

[4] Cigarette and tobacco tax data was not available on an accrual basis. The period 8 expense was recorded as the accrual and the expense amount.

[5] GST refers to Canadian Goods and Service Taxes.

[6] B&O tax refers to Business and Occupational taxes for Spokane and Portland only.

[7] Fleming and Core-mark were unable to provide an Accounts Payable Aging.
    Therefore, Accounts Payable is shown as 30 days old. Fleming's aging includes Head and Minter-Weisman.

[8] Accounts Payable per the Balance Sheet includes trade accounts payable, retailer incentives and other accrued expenses.

[9] Core-Mark's postpetition taxes and Accounts Payable data is for Core-Mark's period 8 which is July 1, 2003 through July 31, 2003.

[10] Core-Mark's Accounts Payable Aging excludes the "Fleming 7" entities.

[11] Amount Paid represents the periods total other adjustments, amounts paid and amount received.

                                                                    FORM MOR - 4

                         [ERNST & YOUNG LLP LETTERHEAD]

Fleming Companies, Inc. et al.
Cast Nos. 03-01944 - 03-10973 (MFW Jointly Administered)
Reporting Period: 7/13/2003 to 8/09/2003

                                  TAX AFFIDAVIT

By order of this Court dated May 6, 2003, Ernst & Young (E&Y) has been retained to provide certain tax services to the Debtors (the "Tax Services"), E&Y provided the Tax Services pursuant to the terms and conditions set forth in the engagement letter attached hereto as Ex. A which was allowed under the May 6, 2003 Bankruptcy Court Order of E&Y retention. Pursuant to this retention order, E&Y assists the Debtor with the following tax services during the reporting period on behalf of Fleming Companies, Inc. and affiliates ("the Debtor"):

     - Prepare certain federal Income, state income, state franchise, gross receipts and net worth tax returns and provide them to management of the Debtor for signature;

     - Prepare certain sales, excise, and use tax returns for U.S., state and local governments and provide then to management of the Debtor for filing;

     - Provide certain property tax returns prepared by third party consultants to management of the Debtor for filing;

     - Prepare certain property tax returns and provide them to management of the Debtor for filing; and

     - Update a tax filing calendar for certain income, franchise, sales and use, cigarette, tobacco, and other miscellaneous taxes, and business license filings and provide it to Debtor's management for review and approval.

The Debtor's management is responsible for establishing and maintaining its tax system and procedures.

During the reporting period, the following returns were not timely filed due to incomplete information at the time the returns were due. These returns have subsequently been filed with the appropriate jurisdictions.

June 2003 City of Mobile Cigarette Return--Geneva Division;

June 2003 Florida Cigarette Return--Geneva Division;

June 2003 Goorgin Cigarette Return--Geneva Division;

June 2003 Louisiana Strawberry Tax Return--Lafayette Division;

June 2003 Mississippi Cigarette/Tobacco Return--Memphis Division;

June 2003 Delaware Cigarette Return--Northeast Maryland Division;

June 2003 Maryland Cigarette Return--Northeast Maryland Division;

June 2003 Maryland Tobacco Return--Northeast Maryland Division;

June 2003 Pennsylvania Cigarette Return--Northeast Maryland Division;

June 2003 Arkansas Cigarette Licensed wholesaler Return--Tulsa Division;

June 2003 Kansas Egg Tax Return--Tulsa Division;

June 2003 Missouri Cigarette Return--Tulsa Division; and

June 2003 Oklahoma Cigarette Return--Tulsa Division.

The following return was due July 21, 2003 and is still awaiting final information in order to be filed with the Alabama jurisdiction;

June 2003 Alabama Cigarette Return--Geneva Division.

To the bent of my knowledge, E&Y has completed the above mentioned activities related to the tax returns covered by the engagement letter which are required to be prepared or filed by the Fleming Companies, Inc. and its affiliates during the reporting period referenced above.

September 19, 2003                      /s/ Lisa P. Shield
---------------------                   -----------------------------------
Date                                        Lisa P. Shield, Partner

April 8,2003

Mr. Mark Shapiro
Chief Financial Officer
Fleming Companies, Inc.
1945 Lakepointe Dr.
Lewisville, Texas 75057

                          Tax Operate Engagement Letter

Dear Mr. Shapiro:

This letter will confirm the engagement of Ernst & Young LLP ("E&Y") to provide Tax Outsourcing and Operations Services ("Services") described below to Fleming Companies, Inc. and affiliates ("the Company") subsequent to its filing a Chapter 11 petition in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

This Agreement sets out the scope and timing of those Services and the fee arrangements for our work. These services will commence upon approval by the Bankruptcy Court and remain in effect until the earlier of April 1,2008 or such time as the Company emerges from Chapter 11.

We have agreed to provide such Services, contingent upon the Bankruptcy Court's approving our retention, in accordance with the terms and conditions which are set forth in the Agreement

SCOPE OF SERVICES

We will provide to the Company the Services described in Attachment 1 ("the Services"), which may be modified from time to time by our mutual written consent, subject to the terms of this Agreement, the attached Supplemental Terms and Conditions, and approval of the Bankruptcy Court.

The Company's management is responsible for establishing and maintaining its tax system and procedures and directing the tax function. It will: (1) designate the appropriate individual to be responsible for the tax function; (2) determine the scope and frequency of all Services to be performed; (3) provide us with accurate, timely information and appropriate resources to enable us to perform Services; (4) maintain books and records as required by law and as is necessary to support any positions taken on any tax return included within the scope of this engagement in the event of any taxing authority examination; and (5) evaluate the adequacy of the tax procedures performed.

The Management Liaison will assist in recommending tax services to be provided by E&Y to the Company. The Management Liaison is responsible for decisions regarding tax services to be performed.

Mr. Mazk Shapiro                                                          Page 2
Fleming Companies, Inc.                                            April 8, 2003

Our advice and services are only applicable to the specific facts presented to us. This agreement expressly authorizes the Company to disclose every aspect of our advice and Services with any and all persons, without limitation. However, because our advice is solely for the benefit of the Company and is not to be relied upon by any other persons, as part of any such disclosure the Company must inform all such persons that they may not rely upon our advice without our written consent.

The Company consents to the disclosure of its tax return information to E&Y, its partners, and employees, for the purpose of rendering tax and accounting services to clients. We will not disclose or otherwise use this information for any purpose other than that described in this letter or as allowed under the laws of the applicable jurisdictions.

Information regarding federal tax advice provided to you, communications between us, and material we create in the course of providing that advice, may be privileged and protected from disclosure to Internal Revenue Service (IRS). If IRS seeks disclosure from you or us of written or oral communications relating to the advice, we will discuss with you whether and how you assert, or waive, the privilege.

DISCLOSURE OF REPORTABLE TRANSACTIONS

Treasury regulations require corporations and other entities to file disclosure statements relating to certain tax strategies/transactions that the IRS has identified as Listed Transactions, any transaction that is substantially similar to a Listed Transaction, and Other Reportable Transactions. The disclosure statements must be filed with the proper tax return and also sent separately to the IRS. Failure to properly disclose any of these transactions/strategies in which the Company directly or indirectly participated may result in the imposition of penalties. During the process of gathering data to prepare the Company's federal tax returns, we require Company personnel to complete a questionnaire regarding Listed Transactions and Other Reportable Transactions. If there is a particular person in the Company, other than you, who should be responding to these questions, please immediately provide that person's name, position and telephone number to Lisa P. Shield at E&Y. E&Y will not be liable for any penalties resulting from the Company's failure to accurately and timely respond to these questions or to timely file the required disclosure statements.

USE OF E&Y SOFTWARE

During this engagement, the Company employees authorized by both E&Y and the Company will have access to E&Y's software known as TaxSite, eyC@Pture TaxDriveR, and/or QuickPlace (collectively know as "the Software"), for the purposes of assisting the Company through E&Y's completion of the Services. We will not install the Software on the Company's computers. The Company will not, nor permit others, to copy, duplicate, or modify the Software. The Company will not decompile, reverse engineer, or in any way derive any source code from or create any derivative work of the Software. The Company acknowledges that its use of the Software is not a substitute for any documentation or system of records created or

Mr. Mark Shapiro                                                          Page 3
Fleming Companies, Inc.                                            April 8, 2003

maintained pursuant to law, including but not limited to Internal Revenue Code
Section 6001. The Company is responsible for maintaining separate copies of any documentation it inputs into the Software. Software is provided "AS IS" without warranty and E&Y shall not provide any support or maintenance for the Software unless otherwise mutually agreed.

The Company's use of QuickPlace shall be subject to and governed by the terms and conditions of a user agreement under the terms and conditions of which are required to be agreed to by an authorized representative of the Company prior to the Company's access to QuickPlace.

FEES

E&Y will bill the Services outlined in this Agreement based on standard hourly rates for provision of this category of service, which are revised annually effective July 1. Presently, these rates range as follows by level of tax professional:

            Partners and Principals               $425 to $750
            Senior Managers                       $370 to $540
            Managers                              $250 to $490
            Senior Staff                          $180 to $375
            Staff                                 $130 to $240

We will request payment of our fees in accordance with local bankruptcy rules for the District of Delaware and any relevant administrative orders. In addition, we will request reimbursement of our actual expenses related to this Agreement, as well as fees for any time (including reasonable expenses of legal counsel) we may incur in considering or responding to discovery requests or participating as a witness or otherwise in any legal, regulatory or other proceeding as a result of our performance of these Services.

STAFFING FOR PROVISION OF TAX COMPLIANCE SERVICES

Lisa P. Shield will be the engagement tax partner responsible for the provision of our tax services. David Coley, Senior Manager, and Dave Sigler, Senior Manager will work closely with Lisa Shield and management in providing tax services. If any of these individuals ceases to provide tax services to the Company pursuant to this Agreement, Ernst & Young will so advise the Company and, if that professional is replaced, provide the Company with the name of that professional's replacement.

Our tax services team includes the following tax professionals as of the date of this petition. Other professionals may be needed to assist with our provision of services to the Company on an ongoing basis.

Layne Wrobleski                                        Janatha McCullough
-------------------------------------------------------------------------
Jennifer Adair                                         John Dixson
-------------------------------------------------------------------------
Nancy Flagg                                            Daniel Roche
-------------------------------------------------------------------------

Mr. Mark Shapiro                                                          Page 4
Fleming Companies, Inc.                                            April 8, 2003

Eliot Fielding                                        Michael Sanders
---------------------------------------------------------------------
Davila Niesen                                         Timothy Murray
---------------------------------------------------------------------
Hilary Mink                                           Keith Anderson
---------------------------------------------------------------------
Patsy Bustamente                                      Katie Duren
---------------------------------------------------------------------
Austin Lee                                            Lindsey Lakey
---------------------------------------------------------------------
Deborah Banheisal                                     Donna Ellington
---------------------------------------------------------------------
Joyce Bauchner                                        Mohua Bardan
---------------------------------------------------------------------
Tresa Simbye                                          Kathy Everidge
---------------------------------------------------------------------
Raymond Smith                                         Steve Graham
---------------------------------------------------------------------
Susan Hudson                                          Cindy Vintrella
---------------------------------------------------------------------
Esparanza English                                     Pamela Young
---------------------------------------------------------------------
Carolyn S. Coen                                       Cletith Simmons
---------------------------------------------------------------------

In addition to members of our tax services team, others involved in serving you, such as senior members of the internal audit team, may participate in our provision of tax advice so that, among other things, they can provide relevant input into the process and the effects of financial statement treatment on the tax advice we provide may be considered on a timely basis. Other staff, not identified herein, may be utilized as required to conduct our work in the most efficient manner possible.

OTHER MATTERS

We will perform the services outlined in this letter for the Term of the Agreement until either party terminates this agreement upon 120 days written notice or the Company emerges from Chapter 11, whichever event occurs first. E&Y is not responsible for any damages or losses the Company may incur because it failed to meet any deadline on a timely basis as a result of its termination of this Agreement.

In the event we are requested or authorized by the Company or are required by government regulation, subpoena, or other legal process to produce our documents or personnel as witnesses regarding our Services for Company, you will reimburse us for our professional time and expenses, as well as our counsel's fees and expenses, incurred in responding to such requests.

The Company will provide E&Y with reasonable accommodations for facilities (e.g., individual work space, other work-related facilities and telecommunications), and with access to electronic records needed to provide Services.

If any part of this Agreement is held to be void, invalid, or otherwise unenforceable, the remaining Agreement provisions are not affected. Without prior written consent of the other party, neither party may assign any rights or obligations herein, in whole or in part. The subject matter contained herein constitutes the entire agreement between the parties, superseding all agreements and understandings made before the date of this Agreement.

Mr. Mark Shapiro                                                          Page 5
Fleming Companies, Inc.                                            April 8, 2003

Any controversy or claim with respect to, in connection with arising out of, or in any way related to this Agreement or the Services provided hereunder (including any such matter involving any parent, subsidiary, affiliate, successor in interest or agent of the Company or of E&Y) shall be brought in the Bankruptcy Court or the District Court if such District Court withdraws the reference and the parties to this Agreement, and any and all successors and assigns thereof, consent to the jurisdiction and venue of such court as the sole exclusive forum (unless such court does not have jurisdiction and venue of such claims or controversies) for the resolution of such claims, caused of action or lawsuits. The parties to this Agreement, and any and all successors and assigns thereof, hereby waive trial by jury, such waiver being informed and freely made. If the Bankruptcy Court or the District Court upon withdrawal of the reference does not have or retain jurisdiction over the foregoing claims or controversies, the parties to this Agreement and any and all successors and assigns thereof, agree to submit first to nonbonding mediation; and, if mediation is not successful, then to binding arbitration, in accordance with the dispute resolution procedures set forth in Attachment 2 of the Agreement. Judgment on any arbitration award may be entered in any court having proper jurisdiction. The foregoing is binding upon the Company, E&Y and any and all successors and assigns thereof.

IRS released regulations increasing the disclosures that taxpayers and tax advisors may have to make and records they may have to retain in connection with transactions that have federal income tax reduction as a significant purpose. At your request, we will discuss these disclosure and record retention requirements and their possible application to transactions arising out of this engagement. Our fee for such services may be contained in a modification to this Agreement or a separate engagement letter if significant work is to be performed. The benefits of this Agreement shall inure to the respective successors and assigns of the parties hereto and the obligations and liabilities assumed in this Agreement by the parties hereto shall be binding upon their respective successors and assigns.

We understand that the Company or E&Y may provide notice to terminate our engagement at any time. The alternative dispute resolution provision contained in Attachment 2 to the Agreement will remain operative and in full force and effect regardless of any termination or expiration of this Agreement and shall survive completion of the Company's bankruptcy proceedings whether through a confirmed plan of reorganization, liquidation of the Company's assets under Chapter 11 or 7 of Title 11 of the United States Code, or otherwise.

As set forth herein, the Company has requested that E&Y provide tax operations services, the scope of which is set forth in the Agreement. The Company recognizes and acknowledges that by performing the services set forth in the Agreement, E&Y is not acting in any Company management capacity and that the Company has not asked E&Y to make, nor has E&Y agreed to make, any business decisions on behalf of the Company. All decisions about the business or operations of the Company remain the sole responsibility of the Company's management and its board of directors.

By agreement to the provision of the services set forth in the Agreement, E&Y is not providing a guarantee to the Company that E&Y's performance of those services pursuant to the terms and conditions set forth in the Agreement will guarantee the Company's successful reorganization

Mr. Mark Shapiro                                                          Page 6
Fleming Companies, Inc.                                            April 8, 2003

under Chapter 11 of Title 11 of the United States Code. Except as expressly provided herein, the engagement letter does not modify the terms or provisions of any engagement letter for other professional services, which were agreed to prior to the date note below.

We appreciate the opportunity to be of continued service. If you have any questions regarding this letter, please contact Lisa P. Shield at (817) 348-6056. Please indicate your acceptance of the above arrangements by signing and returning the enclosed copy of this letter.

                                                       Very truly yours,

                                                       Ernst & Young LLP
FLEMING COMPANIES, INC.

BY: /s/ Mark Shapiro            4/11/03
    -----------------------------------
    Mark Shapiro,                Date
    Chief Financial Officer

Mr. Mark Shapiro                                                          Page 7
Fleming Companies, Inc.                                            April 8, 2003

                  TAX OPERATIONS SERVICES ENGAGEMENT AGREEMENT
                        SUPPLEMENTAL TERMS AND CONDITIONS

A.       Proprietary and Related Rights

         1. Company Property. All information the Company supplies to E&Y in connection with the Services being provided will remain the property of the Company or its licensors. All tax returns, reports and other documents prepared for the Company using this information will be the Company's property and the Company will be solely responsible for the retention of such documents.

         2. E&Y Property. During the term of this engagement, we may use certain methodologies, programs, or procedures ("Technical Elements") developed or used by us or our licensors, including enhancements or improvements developed during the performance of Services. Our use of these Technical Elements during the engagement does not grant the Company a license or property interest in them. We will retain: (1) the right to use our knowledge, experience and know-how, including Technical Elements developed while performing the Services, in providing services to other clients; (2) ownership of all working papers we prepare for purposes of documenting, in accordance with professional requirements, our performance of the Services; and (3) copies of tax returns, reports and other documents prepared by us, for our own purposes and use.

B.       Confidential Information

         1. Confidentiality. Unless specified in this Agreement, when E&Y receives Confidential Information, as defined below, from the Company in connection with the Services, it will not disclose the Confidential Information outside of E&Y. "Confidential Information" is information that is not generally known to the public; that would reasonably be considered confidential or proprietary; and that the Company specifically designates as "confidential." Confidential Information does not include information that: (i) at the time of its disclosure, is or thereafter becomes, part of the public domain through a source other than E&Y; (ii) was known to E&Y prior to the time of its disclosure; (iii) is independently developed by E&Y without reference to any Confidential Information; or (iv) is subsequently learned from a third party not known by E&Y to be subject to an obligation of confidentiality with respect to the information disclosed.

         2. Exceptions. Nothing in this Agreement will limit our ability to disclose such Confidential Information, and we will have no liability for such disclosure, as long as the disclosure is: (i) required pursuant to law, regulation, professional responsibility, government authority, duly authorized summons, subpoena or court order and we provide notice to the Company prior to the disclosure; (ii) required by a court or other tribunal in connection with the enforcement of our rights under this Agreement; or (iii) approved for disclosure by the prior written consent of the Company.

Mr. Mark Shapiro                                                          Page 8
Fleming Companies, Inc.                                            April 8, 2003

         3. Survival of Restrictions. The tenns of this Section B will survive this Agreement's termination, continuing in full force and effect for two years from the date of such, termination, or longer if otherwise required by law or regulation.

C.       Relationship of Parties

         1. Independent Contractor. Nothing in this Agreement will be construed to imply a joint venture, partnership or agency relationship between the parties for any purpose, Each party is an independent contractor in connection with this Agreement and as such neither will have any authority to bind or commit the other.

         2. Concerning Employees. Personnel supplied by either party are employees (or partners, in the case of E&Y partners) of that party and will not be considered employees or agents of the other party. Unless provided elsewhere in this Agreement, each party is solely responsible for the supervision, daily direction and control of its employees, and the payment of salaries, including all payroll related withholdings and remits. If the parties agree that E&Y will hire certain of the Company's employees, hiring will occur on terms and conditions mutually agreeable to the parries.

D.       Miscellaneous

If any part of this Agreement is held to be void, invalid, or otherwise unenforceable, the remaining Agreement provisions remain in effect. Neither party may assign this Agreement or any rights or obligations under it, in whole or in part, without the other party's prior written consent. Except to the extent that portions of prior Agreements are incorporated into this Agreement by reference, this Agreement constitutes the entire agreement between the parties regarding its subject matter, superseding all agreements and understandings between the Company and E&Y with respect thereto made prior to the date of this Agreement.

Any controversy or claim with respect to, in connection with arising out of, or in any say related to this Agreement or the Services provided hereunder (including any such matter involving any parent, subsidiary, affiliate, successor in interest or agent of the Company or of E&Y) shall be brought in the Bankruptcy Court or the District Court if such District Court withdraws the reference and the parties to this Agreement, and any and all successors and assigns thereof, consent to the jurisdiction and venue of such court as the sole exclusive forum (unless such court does not have jurisdiction and venue of such claims or controversies) for the resolution of such claims, caused of action or lawsuits. The parties to this Agreement, and any and all successors and assigns thereof, hereby waive trial by jury, such waiver being informed and freely made. If the Bankruptcy Court or the District Court upon withdrawal of the reference does not have or retain jurisdiction over the foregoing claims or controversies, the parties to this Agreement and any and all successors and assigns thereof, agree to submit first to nonbonding mediation; and, if mediation is not successful, then to binding arbitration, in accordance with the dispute resolution procedures set forth in Attachment 2 to the Agreement. Judgment on any arbitration award may be entered in any court having proper jurisdiction. The foregoing is binding upon the Company, E&Y and any and all successors and assigns thereof.

Mr. Mark Shapiro                                                          Page 9
Fleming Companies, Inc.                                            April 8, 2003

                                  ATTACHMENT 1

                                SCOPE OF SERVICES

E&Y and the Management Liaison will agree to a tax services to be performed in the course of this engagement. E&Y will perform the tasks in order to manage the tax function on behalf of the Company. The Company's Management Liaison will authorize the tax programs and procedures E&Y recommends. Except where otherwise noted, E&Y will be responsible for services, reports and deadlines filling within the term of the Agreement.

Pursuant to the E&Y engagement letter, E&Y will provide such tax services as E&Y and the Company shall deem appropriate and feasible in order to perform tax services in the Agreement and to advise the Company in the course of the Chapter 11, including but not limited to the following services;

FEDERAL AND STATE INCOME TAX COMPLIANCE, CONSULTING AND ADMINISTRATION

         - Prepare Federal and all state income and franchise, gross receipts and net worth tax returns on behalf of Fleming (including Core-Mark at 6/18/02 forward) and maintain tax files and documentation consistent with E&Y standards for Calendar Year 2002 through 2004 returns.

         - Preparation of certain adjustments and book/tax differences related to Forms 1120 and state tax returns for Core-Mark and its subsidiaries for the 6-17-02 short period tax returns.

         - Prepare Canada Income Tax Form T2 and provincial income and capital tax returns and maintain tax files and documentation consistent with E&Y standards for Canadian branch tax for calendar year 2002 through 2004 returns.

         - Prepare a quarterly and annual tax calendar for fee upcoming quarter and year, including (i) estimated cash payments for tax liabilities anticipated, and (ii) other tax matters which should be addressed.

         - Prepare check requests, check deposits, certified mailing and electronic filing of tax payments.

         - Coordinate and respond to Federal and state audits and notices including Canada and provincial audits and notices.

         - Prepare FAS 109 quarterly and annual analysis, including preliminary footnote draft for review and approval by Fleming.

         - Prepare quarterly federal and state estimated income tax payments, including franchise, gross receipts and all other required payments, extension computations and payments, and monthly estimated tax payments for Canadian returns, beginning with September 15, 2002 estimated payments for Fleming and December 15,2002 for Core-Mark.

         - Prepare and provide to Fleming treasury department quarterly a schedule of estimated cash requirement for Federal income taxes.

         - Prepare FSC return based upon the limited methodology used by Fleming for the 2001 FSC return.

Mr. Mark Shapiro                                                         Page 10
Fleming Companies, Inc.                                            April 8, 2003

         -        Prepare annual reports.

         - Provide information when requested for acquisitions and divestitures consistent with historical tax team level of effort.

         -        Tax package design, preparation, distribution and review.

         - Represent Fleming in Federal audits and state audits annually and review Form 5701 consistent with historical tax team level of effort.

         - Prepare Federal and Canadian amended returns, resulting from RAR's consistent with E&Y's cost-benefit analysis, or submit, as appropriate to state taxing authorities.

         - Reconciliations of prepaids, liability, deferreds, clearings, interest expense/income accounts and payroll tax penalty assistance and reconciliation of transcripts consistent with historical tax team level of effort.

         -        Information gathering for special projects.

         -        Obtain airplane log and prepare W-2 information reporting.

         - Tax depreciation computations and reconciliations, including gain loss computations and running all reports for federal and states. Includes documentation of existing review process in place with Core-Mark fixed assets, and agreement as to scope of activities related to fixed assets for tax

         - Balance sheet reviews for new accounts and tax basis balance sheets.

         - Preparation of LIFO computations for Fleming and Core-Mark unless prepared by outside third party providers retained separately by Bankruptcy Court.

         - Coordination with ERP System Implementation (F1) group to answer limited questions regarding taxability of excise/sales tax items.

         -        Communication of divisional credits for WOTC.

         -        Stuff envelopes for tax return payments.

         - Limited research on transfer stamps, floor stocks tax returns, etc. Includes preparation of draft of financial statements for 15th period journal entries for tax entities such as Retail Investment, Rainbow Food Group, ABCO Food Group and Bakers Food Group for the review and approval of Fleming accounting staff and Controller/CFO. Also includes allocation of expenses for corporate charges and interest between Canada and the U.S.

         - Preparation of Unclaimed Property tax returns for Fleming and Core-Mark other than those prepared by outside third party providers.

         - IRS Account Analysis and Recovery & Interest Netting, including review of IRS Account transcripts, including preparation of Form 2848, preparation of interest computations, and filing of refund claims.

         - Preparation and review of any required 9100 relief filings or Forms 3115 related to changes in accounting methods, and Forms 1128 related to changes in accounting periods.

         - Preparation and review of all federal and state amended returns, including Forms 1139 and Forms 1120X and the state equivalents.

         - Analysis of all transaction related costs incurred by Fleming and Core-Mark for deductibility versus capitalization for income tax purposes.

         - Research and consultations regarding corporate restructuring and related tax implications for federal and state issues.

Mr. Mark Shapiro                                   .                     Page 11
Fleming Companies, Inc.                                            April 8, 2003

         -        Research and consultations related to employment tax matters.
                  Payroll tax compliance tax return filings and remittances are specifically excluded from the scope of this engagement.

         - Review of the Company's existing supplemental unemployment benefit ("SUB") plan to ensure the Company continues to receive the appropriate employment tax benefits available under the plan, including assistance with general employment tax questions arising in the normal course of doing business not related to specific transactions, and also including federal employment tax reporting and withholding questions, federal and state income tax withholding penalty notices and resolution, federal and state employment tax audit assistance, state unemployment tax planning associated with acquisition or expansion into new taxing jurisdictions, and executive compensation consultation.

         - Computation and analysis of earnings and profits of the Company for tax purposes under Section 316 of the Internal Revenue Code.

         - Preparation and review of computations for Quick Refund Claim Form 4466 relating to ratable allocation election under Treasury Regulation Section 1.1502-76(b), state tax research related to the election, documentation of tax treatment of extraordinary items of income and expense.

PROPERTY TAX SERVICES

         - Oversight of third-party service providers including communications, correspondence, arrangement for data supply and approval of fees, receipt of tax bills and other data. Prepare returns and renditions based on fixed asset and other accounting information provided by Fleming.

         - Review estimates or analyses of property taxes for accrual and/or tax prorations quarterly.

         - Research of new or unknown properties and tax parcels, including bills that show up new.

         -        Maintain files for all properties as appropriate.

         - Validate tax bills and coordinate with the Accounts Payable Department for payment of all real and personal property tax bills. This may entail an electronic transfer of payment information from E&Y to the Fleming Core-Mark Accounts Payable department for approval and processing.

         - Estimation of year-end accrual information by property annually.

         - Preparation of annual property tax budget data and information by property.

         -        Research new properties and set up for processing and payment.

         - Quarterly reconciliation of accounts and review of any third-party prepared renditions.

SALES & USE TAX SERVICES

         - Update and maintain sales and use, cigarette, tobacco, egg, and other miscellaneous taxes, and business license, filing calendars.

         - Prepare sales and use tax returns for all U.S., state and local governments, and maintain adequate audit trail and supporting documentation.

         - Prepare other cigarette, tobacco, and other sundry tax filings.

Mr. Mark Shapiro                                                         Page 12
Fleming Companies, Inc.                                            April 8, 2003

         - Prepare responses to audit notices and provide audit assistance for all sales & use tax filing responsibilities, including cigarette, tobacco, egg, miscellaneous, business licences, etc.

         - Assist with tax issues related to transfer of inventory and licensing issues in consolidation of distribution centers.

         - Assist with miscellaneous matters related to responding to overdue notices from state tax jurisdictions, including preparation of necessary correspondence, penalty/interest abatement requests, and responses to liens assessed against the Company related to Chapter 11 filing.

         - Recommend journal entries, intercompany postings and prepare account reconcilations for sales and use tax, and other sundry tax payable accounts and other general ledger accounts as required.

         - Provide Fleming an electronic check request of payment information related to sales/use and other sundry tax returns.

         - Respond to notices associated with any tax returns prepared by E&Y or the former Fleming tax department.

         - Notify a designated Fleming representative of applicable changes related to sales and use, cigarette, tobacco, and other tax rates for maintenance of tax rate tables in the Fleming system as identified by management.

         - Perform limited research on the taxability of new inventory and non-inventory items or services offered by Fleming, consistent with current tax function.

         - Respond to other sales, use and other sundry tax questions from Fleming personnel.

         - Prepare special tax related reports and schedules as requested by Fleming management.

         - Coordinate with accounting operations to resolve issues on stamps, purchases, inventory accounts, and return variances.

         - Preparation and review of sales tax refund claims for all sales, use and miscellaneous tax refunds due to the company.

         - Research and consultations related to Work Opportunity Tax Credits, California Enterprise Zone Hiring Credits, Statutory Credits, Training Grants, and other Incentive Tax matters.

         - Review of transaction tax process, transaction tax systems and accuracy of taxability tables. Includes preparation and implementation of rate analysis tool to convert and compare cigarette stamp tax and tobacco excise tax rates in FOODS system to the actual rates in order to electronically update the customer master or cigarette/tobacco tax file. Includes preparation of batch files for Company IT department to update rates in FOODS system.

BANKRUPTCY TAX SERVICES

         - Working with Company personnel to develop an understanding of the business objectives related to the Company's potential reorganization and/or restructuring alternatives that the Company is evaluating with existing creditors that may result in a change of the equity, capitalization and/or ownership of the shares of the Company or its assets.

         - Assist and advise the Company in potential tax related bankruptcy restructuring objectives, implications and post-petition bankruptcy tax matters.

Mr. Mark Shapiro                                                         Page 13
Fleming Companies, Inc.                                            April 8, 2003

         - Provide tax consulting regarding availability, limitations, preservation and maximization of tax attributes, such as net operating losses, alternative minimum tax credits and work opportunity tax credits, minimization of tax costs in connection with stock or asset sales, if any, and assistance with tax issues arising in the ordinary course of the Company's business.

         - Assist with settling tax claims against the Company and obtaining refunds of reduced claims previously paid by the Company for various taxes, including (but not limited to) federal and state income, franchise, payroll, sales and use, property and excise and business license.

         - Assistance with evaluating and scheduling tax liabilities and in assessing tax claims by type and entity, including working with bankruptcy counsel to resolve tax claims if the Company files bankruptcy.

         - Analysis of legal and professional fees incurred during the restructuring or bankruptcy period for purposes of determining future deductibility of such costs.

         - Documentation of tax analysis, opinions, recommendations, conclusions and correspondences for any proposed restructuring alternative, bankruptcy tax issue or other tax matter described above.

OTHER TAX SERVICES

For any miscellaneous tax projects requested by the Company and not specifically listed in this Agreement, including tax planning and tax consulting services, E&Y will bill those services in accordance with the standard hourly rates outlined in this Agreement.

Mr. Mark Shapiro                                                         Page 14
Fleming Companies, Inc.                                            April 8, 2003

                                  ATTACHMENT 2

                          DISPUTE RESOLUTION PROCEDURES

The following procedures shall be used to resolve any controversy or claim ("dispute") as provided in this Agreement, other than objections to fee applications relating to the subject retention. If any of these provisions are determined to be invalid or unenforceable, the remaining provisions shall remain in effect and binding on the parties to the fullest extent permitted by law.

MEDIATION

A dispute shall be submitted to mediation by written notice to the other party or parties. The mediator shall be selected by agreement of the parties. If the parties cannot agree on a mediator, a mediator shall be designated by the CPR Institute for Dispute Resolution at the request of a party. Any mediator so designated must be acceptable to all parties.

The mediation will be conducted as specified by the mediator and agreed upon by the parties. The parties agree to discuss their differences in good faith and to attempt, with the assistance of the mediator, to reach an amicable resolution of the dispute.

The mediation will be treated as a settlement discussion and therefore will be confidential. The mediator may not testify for either party in any later proceeding relating to the dispute. No recording or transcript shall be made of the mediation proceedings.

Each party will bear its own costs in the mediation. The fees and expenses of the mediator will be shared equally by the parties.

ARBITRATION

If a dispute has not been resolved within 90 days after the written notice beginning the mediation process (or a longer period, if the parties agree to extend the mediation), the mediation shall terminate and the dispute will be settled by arbitration. The arbitration will be conducted in accordance with the procedures in this document and the Rules for Non-Administered Arbitration of the CPR Institute for Dispute Resolution as in effect on the date of the engagement letter, or such other rules and procedures as the parties may designate by mutual agreement. In the event of a conflict, the provisions of this document will control. The arbitration will be conducted before a panel of three arbitrators, two of whom are to be designated by the parties from the CPR Panels of Distinguished Neutrals using the screened selection process provided in the Rules. Any issue concerning the extent to which any dispute is subject to arbitration, or concerning the applicability, interpretation, or enforceability of these procedures, including any contention that all or part of these procedures are invalid or unenforceable, shall be governed by the Federal Arbitration Act and resolved by the arbitrators. No potential arbitrator shall be appointed unless he or she has agreed in writing to abide and be bound by these procedures.

Mr. Mark Shapiro                                                         Page 15
Fleming Companies, Inc.                                            April 8, 2003

In no event, even if any other portion of these provisions is held to be invalid or unenforceable, shall the arbitration panel have power to make an award or impose a remedy that could not be made or imposed by a court deciding the matter in the same jurisdiction. Discovery shall be permitted in connection with the arbitration only to the extent, if any, expressly authorized by the arbitration panel upon a showing of substantial need by the party seeking discovery.

The result of the arbitration win be binding on the parties, and judgment on the arbitration award may be entered in any court having jurisdiction.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03
(DOLLARS IN 000'S)

                           ACCOUNTS RECEIVABLE AGINGS

FLEMING Accounts Receivable Aging [1] [2]                      Amount
----------------------------------------------               ---------
Not Due                                                      $  88,506
----------------------------------------------               ---------
Current                                                        127,217
----------------------------------------------               ---------
1 - 7 days old                                                  54,154
----------------------------------------------               ---------
8 - 14 days old                                                 18,262
----------------------------------------------               ---------
15 - 21 days old                                                 6,044
----------------------------------------------               ---------
+Over 21 days                                                  233,122
----------------------------------------------               ---------
Credits Over 21 days[l]                                        (30,103)
----------------------------------------------               ---------
Total Accounts Receivable                                    $ 497,202
----------------------------------------------               ---------
Amount considered uncollectible (Bad Debt) [3]                 (45,121)
----------------------------------------------               ---------
Accounts Receivable (Net)                                    $ 452,081
----------------------------------------------               ---------

 CORE-MARK Accounts Receivable Aging [1] [4]                   Amount
----------------------------------------------               ---------
Current                                                      $ 202,443
----------------------------------------------               ---------
1 - 30 days old                                                 26,581
----------------------------------------------               ---------
31 - 45 days old                                                 1,260
----------------------------------------------               ---------
40 - 60 days old                                                   425
----------------------------------------------               ---------
61 - 90 days old                                                   339
----------------------------------------------               ---------
91 - 120 days old                                                  965
----------------------------------------------               ---------
+ Over 120 days                                                  6,991
----------------------------------------------               ---------
Total Accounts Receivable                                    $ 239,004
----------------------------------------------               ---------
Amount considered uncollectible (Bad Debt) [3]                  (3,859)
----------------------------------------------               ---------
Accounts Receivable (Net)                                    $ 235,145
----------------------------------------------               ---------

                              DEBTOR QUESTIONNAIRE

Must be completed each month                                                         Yes      No
------------------------------------------------------------------------------       ---      --
1.   Have any assets been sold or transferred outside the normal course of business this reporting period?
     If yes, provide an explanation below. [5]                                         X
------------------------------------------------------------------------------       ---      --
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period?
     If yes, provide an explanation below.                                                     X
------------------------------------------------------------------------------       ---      --
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below. [6]                                                                    X
------------------------------------------------------------------------------       ---      --
4.   Are workers compensation, general liability and other necessary insurance
     coverages in effect? If no, provide an explanation below.                         X

NOTES

[1] Fleming's Accounts Receivable Aging includes Core-Mark's 7 Eastern divisions ("Fleming 7"). Therefore, Core-Mark's Accounts Receivable Aging excludes them.

[2] An Accounts Receivable Aging was not available Fleming's entities, excluding Wholesale. The Wholesale Accounts Receivable was aged above as it accounts for approximately 41.12% of the Accounts Receivable balance. The remaining accounts receivable balance (including any adjustments) was allocated to each aging category based on the percentage of Fleming's wholesale aging categories to total wholesale accounts receivable.

[3] Amount considered uncollectible (Bad Debt) is per the general ledger for all entities as of August 9, 2003. As a result of the sale of the Company's wholesale distribution business, the Company will review its allowance for doubtful accounts.

[4] Core-Mark's Accounts Receivable data is for Core-Mark's period 8 ended July 31,2003. Further, Core-Mark's Accounts Receivable Aging total differed from the general ledger total due to timing differences and adjustments. As a result, the remaining receivable balance was allocated to each aging category based on the percentage of each aging category to total accounts receivable.

[5] On July 15th the Company sold a store located in Illinois to Uribe/Shingle for approximately $50,000. On July 18th and 25th and on August 1st and 9th the Company liquidated inventory located at several locations including, but not limited to, Minneapolis, Phoenix, Superior, Geneva, and Lafayette for approximately $8.5 million. Further, on July 18th the Company sold PBX equipment to live & Co. and liquidated PP&E from stores for total net proceeds of $1.3 million. (sale/assignment dates do not correspond to actual cash receipts).

[6] Thirteen tax returns were not filed timely due to incomplete information. The thirteen returns were June 2003 City of Mobile Cigarette Return--Geneva Division, June 2003 Florida Cigarette Return--Geneva Division, June 2003 Georgia Cigarette Return--Geneva Division, June 2003 Louisiana Strawberry Tax Return--Lafayette Division, June 2003 Mississippi Cigarette/Tobacco Return--Memphis Division, June 2003 Delaware Cigarette Return--Northeast Maryland Division, June 2003 Maryland Cigarette Return--Northeast Maryland Division, June 2003 Maryland Tobacco Return--Northeast Maryland Division, June 2003 Pennsylvania Cigarette Return--Northeast Maryland Division, June 2003 Arkansas Cigarette Licensed Wholesaler Return--Tulsa Division, June 2003 Kansas Egg Tax Return--Tulsa Division, June 2003 Missouri Cigarette Return--Tulsa Division and June 2003 Oklahoma Cigarette Return--Tulsa Division. One tax return was due July 21, 2003 and is still awaiting final information in order to be filed with the Alabama jurisdiction; June 2003 Alabama Cigarette Return--Geneva Division.

                                                                    FORM MOR - 5

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 7/13/03 - 8/9/03

If additional information is required for the current or any future Monthly Operating Reports, please send the request to Rebecca A. Roof at Fleming Companies (1945 Lakepointe Dr.; Lewisville, TX 75057).